Exhibit 10.18

HANKIN MANAGEMENT COMPANY

AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

LEASE AGREEMENT

      THIS AGREEMENT OF LEASE, made effective as of the 1st day of August 2002, (the “Effective Date”) by and between MARK HANKIN and HANMAR ASSOCIATES, MLP, a Pennsylvania limited partnership, as tenants in common, P.O. Box 26767, Elkins Park, PA 19027 (“Lessor”) and AMERICAN BANK NOTE HOLOGRAPHICS, INC., a Delaware corporation, 1448 County Line Road, Huntingdon Valley, PA 19006, (“Lessee”).

      Lessor and Lessee, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby agree as follows:

      1.     Lease and Premises.

      A.     Definitions

      (i) In the event Lessee leases only a portion of a building which is not a condominium (the “Building”), whether or not any other portion of the Building, not leased to Lessee, is then occupied by other tenants of Lessor:

(a) The term “Premises” shall be defined to include the interior space and surface of the adjacent demising walls and the exterior walls adjacent to the Premises leased to Lessee as shown on plan attached hereto as Exhibit “B”, and all Systems (as hereinafter defined), equipment, and other apparatus (including exterior stairs) appurtenant thereto or used in connection therewith, together with (x) the non-exclusive right to park on the lot on which the Building is located (the “Lot”); (y) full right of ingress and egress through and across the exterior portions of the Lot to and from the Premises; and (z) the non-exclusive right to use Common Elements (as hereinafter defined); and

(b) “Common Elements” shall be defined to include, but not be limited to, driveways, sidewalks, non-structural components of the Building, gutters and downspouts attached to the Building, surface of exterior walls of the Building, landscaped areas, elevators, common hallways, common vestibules and stairwells, if any situated in the Building or on the Lot.

      (ii)     In the event that Lessee leases an entire Building which is not a condominium, the Term “Premises” shall mean the entire Building including all walls, floors, structural (as hereinafter defined) and non-structural elements, roof, all Systems and equipment situated therein and thereon, and the entire Lot, including but not limited to, all paved areas and all land included on the Lot, under and subject to any and all easements and rights-of-ways affecting the Lot.

      (iii) “Pro Rata Basis” means a fraction, the numerator of which is the total square footage of the Premises, Unit H and the denominator of which is the total square footage of all occupied sections in the Building, which shall be a maximum of 30,000 square feet, unless otherwise provided herein. In the case of lease of an entire Building, the Pro Rata Basis shall be One Hundred (100%) percent. In the case of lease of a condominium Unit or Units, the Pro Rata Basis shall be a fraction, the numerator of which is the Percentage Interest of the Premises and the denominator of which is the Percentage Interests of all occupied Units in the condominium. In the case of limited Common Elements, Pro Rata Basis shall be determined by the above formulae, substituting Units using the particular limited Common Element in the denominator.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

      (iv) A “Unit”: for non condominium Premises, only, is a portion of a Building separated by demising walls, and for condominium Premises is the Unit as defined in the applicable recorded Declaration of Condominium.

      (v) A “condominium” exists where the Building or Lot is the subject of a Recorded Declaration of Condominium.

      B.     Lessor hereby demises and leases to Lessee and Lessee hereby hires from Lessor that certain Premises situate in Lower Moreland Township, Montgomery County, Pennsylvania, known as Condominium Unit “H”, 1448 County Line Road, Huntingdon Valley, PA, including the Building containing approximately 30,000 sq. ft., more or less, and the other improvements constructed on the Lot.

      C.     The parties hereby mutually covenant and agree that the Premises is accepted in its existing condition as of the date of execution of this Lease subject to any conditions to the contrary in Exhibit “A” attached. Lessee warrants that, prior to the execution of this Lease, it has completely inspected the Premises and accepts same in the condition existing at the date of execution thereof, except as otherwise provided in Exhibit “A”.

      D.     The Premises shall be occupied and used for light manufacturing and related offices in accordance with applicable laws, ordinances and regulations. Under no circumstances whatsoever may the Premises be used in Annual Rent, installments on account of the annual Taxes and annual insurance premium whole or in part for personal, family, residential or household purposes.

      2.     Term.

      A.     The term of this Lease shall be five (5) years beginning the earlier of:

      (i) August 1, 2002: and terminating July 31, 2007;

      B.     For the purposes of this Lease the date of commencement of the term of the Lease shall be termed “Lease Commencement Date”. For the purposes of this Lease the date of expiration of the latest term, Renewal Term (as hereinafter defined) or Extension Term (as hereinafter defined) of this Lease shall be termed the “Lease Termination Date”.

      C.     If Lessee remains in possession of the Premises, (including failure to restore the same to the condition required hereunder being deemed to constitute possession of the Premises), after Lessor has cancelled the term of the Lease, or Lessor has exercised its option under Article 25A(ii), infra, after the Lease Termination Date, (a “Holding Over”), without the prior written consent of Lessor, such Holding Over shall create a Holding Over tenancy from month to month, commencing on the day after the Lease Termination Date (the “Holdover Term”), with respect to the Premises on all of the same terms and conditions as are in effect on the last day of the preceding term, except that the monthly installment of Minimum Annual Rent payable during each Holdover Term shall be increased to an amount equal to three times the monthly installment of Minimum Annual Rent in effect on the last day of the preceding term (the “Holdover Rent”). Notwithstanding anything set forth to the contrary, Lessor may cancel the Holdover Term at any time within such Holding Over tenancy upon five (5) days prior notice to Lessee, but such cancellation notwithstanding, Holdover Rent shall accrue and shall be payable by Lessee until such time (“Restoration Date”) as Lessee vacates fully the Premises and restores the same to the condition required hereunder.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

      D.     Lessor shall not be liable to Lessee in any respect in the event that Lessor is unable to deliver possession of the Premises to Lessee, provided Lessee shall not be required to pay rent and additional rent until such time as Lessor delivers possession and during the period that Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if Lessor is unable for any reason to give possession of the Premises within thirty (30) days of Lessee’s written demand therefore, following commencement of the term hereof, providing Lessee has not occupied any portion of the Premises, Lessor shall have the option, by notice to Lessee, to cancel this Lease Agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor, whereupon this lease shall become null and void.

      E.     For purposes hereof, the term “Lease Year” shall mean each consecutive period of twelve (12) months commencing on the Lease Commencement Date (or the first day of the month after the Lease Commencement Date, if the Lease Commencement Date occurs on any day other than the first day of the month) and each yearly anniversary of such date during the term hereof, any Extension Term, and any Renewal term.

      3.     Minimum Annual Rent.

      The minimum annual rent (“Minimum Annual Rent”) payable by Lessee to Lessor shall be One Hundred Forty-Four Thousand and 00/100 Dollars ($144,000.00) per Lease Year, lawful money of the United States of America, payable in monthly installments in advance during the said term of this Lease in sums of Twelve Thousand and 00/100 Dollars ($12,000.00) on the first day of each month, rent to begin from the Lease Commencement Date, the first installment to be paid at the time of signing this Lease. The first installment of Minimum Annual Rent to be made during the occupancy of the Premises shall be adjusted to pro rate a partial month of occupancy, if any, at the inception of this Lease at the rate of Minimum Annual Rent in effect during the first Lease Year.

      4.     Additional Rent.

      As additional rent (“Additional Rent”), hereunder, Lessee shall pay to Lessor the following on or before the date such additional payments shall become due (which shall be ten (10) days after the date that any bill is posted in the United States mail):

      A.     Non-Compliance Amounts. All sums which may become due by reason of the failure of Lessee to comply with any of the terms, covenants and conditions of this Lease to be kept and observed by Lessee, and any and all damages and costs and expenses (including without limitation thereto, reasonable attorney’s fees) which Lessor may suffer or incur by reason of any default of Lessee and any damages to the Premises caused by any act or omission of Lessee together with interest to the date of payment at a rate per annum equal to five hundred (500) basis points above the prime interest rate (Prime + 5%) of Pennsylvania Business Bank, Philadelphia, Pennsylvania, or its successor, in effect during the period said payment is due or, if no successor, the prime interest as reported in the Wall Street Journal newspaper during the period said payment is due (“Wall Street Journal Prime”).

      B.     Taxes and Insurance Escrows. All “Taxes” (as hereinafter defined), on a Pro-Rata Basis, assessed or imposed upon, or allocable to the Premises and/or the Lot of which the Premises is a part during the term of this Lease and any Extension Term, Renewal Term or Holdover Term. The building is located on Tax Parcel #41-00-02426-00-8. This Tax Parcel is only for this particular building.

      By Lease Agreement dated August 13, 1984, as amended and supplemented by Lease Renewal Agreements dated March 23, 1989, March 24, 1992, January 22, 1993, July 26, 1994 and

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

May 28, 1996 (collectively, the “Prior Lease”), Lessor demised and let to Lessee or its predecessor or predecessors, and Lessee hired from Lessor, that certain building known as Condominium Unit “H” erected at 1448 County Line Road, Lower Moreland Township, Montgomery County, Pennsylvania (“Prior Premises”) for a term expiring July 31, 2002. Lessor shall credit Lessee with the amount of any unearned Additional Rent for Taxes paid by Lessee to Lessor under the Prior Lease toward Additional Rent for Taxes due under this Lease.

      “Taxes” as utilized in this Lease shall mean all taxes, assessments and charges of whatsoever nature levied upon or with respect to the Premises or Lessor’s ownership interest in the Premises. “Taxes” shall include, without limitation, all general real property taxes, including but not limited to, municipality, county and school district real estate tax levies, and general and special assessments, charges, fees, or assessments for transit, trash, housing, police, fire, water, sewer, road, capital improvement district impositions, or other governmental services or purported benefits inuring to the Premises, sewer or water connection and/or tapping fees, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into and/or maintaining this Lease or any other lease of space on the Premises, or the use or occupancy of the Premises or any part thereof, or on the rent payable under any lease or in connection with the business of leasing the Premises, including, but not limited to, business privilege taxes that have been, or are now, or hereafter levied or assessed against Lessor by the United States of America, the Commonwealth of Pennsylvania or any political subdivision, political corporation, district or other political or public entity, whether quasi in nature or otherwise, and water and sewer rents, unless such water and sewer rents are billed based on consumption, or as otherwise provided in paragraphs 5 and 35 of this Lease, but shall not include any federal or state income tax levied solely on Lessor’s income generally, or gift, Estate or Inheritance Taxes imposed on Lessor.

      The amount due hereunder on account of Taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof as regards to county and township real estate taxes and for that part of the first and last July 1st fiscal years covered by the term hereof, regarding school real estate taxes or such other allocation, based on the actual fiscal year of the taxing authority. Lessee shall, within ten (10) days of the posted date of a bill, pay Lessor for all Taxes assessed or imposed upon or allocable to the Premises.

      (i) Upon execution of this Lease, or within ten (10) days of the posted date of a bill therefore, Lessee shall pay Lessor the pro rated portion of all Taxes assessed or imposed against the Premises for periods of the term hereof included within bills for taxes received by Lessor prior to the Effective Date.

      (ii) Notwithstanding anything above to the contrary, Lessee shall also pay to Lessor concurrently with payment of monthly installments of Minimums, as defined in Paragraph 7 of this Lease, assessed against or allocable to the Premises in an amount which shall be the product of the number of square feet of the Premises leased to Lessee multiplied by Seven Cents ($.07) per square foot for Taxes and Three Cents ($.03) per square foot for insurance premiums to permit Lessor to pay said Taxes and insurance premiums as and when they become due. These items of Additional Rent may be subsequently adjusted by Lessor to accurately reflect actual Taxes and insurance premiums allocated to the Premises for any Lease Year. Without limitation of the foregoing, should the sums paid by Lessee to Lessor on account of Taxes and insurance premiums not be sufficient to cover the assessed Taxes and insurance premiums on the Premises at the time of presentation of said real estate tax bill and insurance premium bill to Lessee by Lessor, Lessee shall pay to Lessor, within ten (10) days of posted date of said bills from Lessor, the amount which is necessary to pay the full amount of said bills. Such amounts shall be held by or transmitted to any Mortgagee requiring such payments and applied on account of the real estate taxes and insurance premiums as and when payments therefore are due. Any amounts held in escrow by Lessor pursuant to this paragraph may be deposited in a non-interest bearing account. Lessee hereby authorizes Lessor in its sole discretion to apply such deposit, or any part thereof, against any

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

arrearage by Lessee in the payment of Minimum Annual Rent and/or Additional Rent. In the event Lessor assigns its interest in this Lease, Lessor shall have the right to pay the balance of such amounts then in its possession to the assignee, and Lessor shall thereupon be completely released from any liability with respect to such amounts.

      (iii) If the amount of Additional Rent for real estate taxes and insurance premiums paid by Lessee during any Lease Year exceeds the amount paid by Lessor for real estate taxes and insurance premiums in said Lease Year, the excess shall either be refunded to Lessee by Lessor (upon termination of the Lease) or credited against real estate taxes and insurance premiums due to be paid in the next Lease Year, in Lessor’s discretion, provided Lessee is not otherwise in default hereunder, in which event such excess shall be applied toward such default.

      (iv) At all times, Lessee shall be responsible for and shall pay before delinquency, all municipal, county, state or federal taxes (including water and sewer rents or charges) assessed against any leasehold interest or any personal property of any kind, owned, installed or used by Lessee. Lessee shall pay all business privilege, mercantile, or occupational taxes and all other nuisance taxes levied against Lessee for the Premises or arising by virtue of Lessee’s use and occupancy thereof (including any taxes on Lessee’s payment of rent to Lessor).

      (v) After written notice to Lessor, Lessee at its own expense, may contest by appropriate legal proceedings promptly instituted and thereafter conducted in good faith and with due diligence, the amount or validity, in whole or in part, of any real estate taxes; provided Lessee shall have deposited with Lessor such security for payment of the contested taxes with interest and penalties as may be required by Lessor.

      (vi) At its own option, Lessor may contest or appeal by appropriate proceedings the amount and/or validity of, in whole or in part, any real estate assessment or taxes imposed upon the Premises or the building and/or the property of which the Premises is a part and Lessee shall reimburse Lessor for all of the reasonable direct and indirect costs thereof, including but not limited to application, attorney and appraisal fees.

      C.     Assessments for Common Expenses. All invoices and assessments for Common Expenses (as hereinafter defined) which may, from time to time, be levied by the Lessor upon the Premises shall be allocated to the Premises, as Additional Rent, on a Pro Rata Basis, with the exception of costs and expenses related to Limited Common Elements associated with a specific Unit, or Units, which shall be allocated only to tenants of that Unit, or those Units, in proportions equal to a fraction, the numerator of which is the total square footage of the Premises and the denominator of which shall be the total square footage of the occupied Units in the Building. Provided, however, that Lessee shall pay, as Additional Rent, amounts expended for maintenance, repair and replacement of Common Elements due to the act or neglect of Lessee, its employees, contractors or business visitors.

      Lessor shall credit Lessee with the amount of any unearned Additional Rent for Common Expenses paid by Lessee to Lessor under the Prior Lease toward Additional Rent for Common Expenses due under this Lease.

      The term “Common Expenses”, shall include, without limitation, the following expenses: Maintenance, repair, replacement, renewal and additions to all Common Elements, including but not limited to driveways, sidewalks, non-structural components of the Premises and landscaped areas, (except as otherwise provided in paragraph 6B hereof); rubbish and garbage removal; the premiums for insuring the Building and Common Elements, including all alterations, additions and improvements other than Lessee’s alterations, additions and improvements, fixtures and equipment against loss or damage by fire, all extended coverage, and rental value insurance (covering twelve (12) months’ rental on a fully gross

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

basis) for the full, fair, insurable value thereof, exclusive of foundations, excavations, and pavement, and insuring Lessor (and any industrial development authority in title to the Premises) against liability for bodily injury (including death), personal injury and property damage; the costs incurred in policing and inspecting the Common Elements, maintaining security protection from the Common Elements, which the Lessor deems to be reasonable, necessary and appropriate, and expenses related thereto; the costs of maintenance of on-site sanitary sewage facilities maintained by the Lessor, if applicable; the costs of maintaining the sanitary and storm lines, the costs of maintaining the water lines, the fire hydrant system and excess water charges relating to the operation of the water and fire hydrant systems; the costs of maintaining the electrical system and charges relating to the operations of the electrical system, if any, condominium association assessments applicable to the Premises; and the costs of professional services and any other costs incurred for the operation of the Common Elements for the benefit of the Lessor. Provided, however, that the costs of sewage disposal shall be paid by the Lessee in accordance with the terms set forth in Paragraph 5 hereinbelow. A “Limited Common Element” is one whose use is restricted by the applicable recorded governing document, to less than the entire property, such as a walkway or landing serving only specific rental units, but not all. To the extent that Lessor, or any of its affiliates, performs any work or service, which is included in the common area reimbursement cost, the price charge by Lessor, or its affiliates, for such work or service shall not exceed the cost thereof reasonably available from unrelated third parties on an arm’s length basis from whom Lessor purchases such services.

      Common Expense shall specifically exclude expenditures for repairs occasioned by Lessor’s or its agents or employee’s negligence; expenditures for costs of advertising and leasing commissions, incurred by Lessor in connection with efforts to obtain new tenants for the building; expenditures for salaries or benefits of executive officers (or an officer or like position above the level of building or project manager); cost of repair or replacement occasioned by (i) casualty of an insurable nature of which insurance is required to be carried by the Lessor (except for the deductible) or (ii) by any other tenant in the building to the extent that the Lessor has a right to recover against such other tenant; costs incurred in connection with the sale, financing or refinancing of the building; costs incurred in connection with the late payment by Lessor of taxes, utility bills and similar items; rent for any on-site management offices; costs incurred by Lessor incurred as a result of correcting defects in or inadequacy of the initial design or construction of the building unless as a result of Lessee’s use, misuse or neglect of the Premises.

      The foregoing notwithstanding, Common Expense shall not include any single item which (i) would be capitalized by Lessor under generally acceptable accounting principles, and (ii) Lessee’s pro-rata portion of such item would exceed $5,000.00 and (iii) it would increase the total Common Expenses by 25% over the highest prior year unless such item of Common Expense is performed as a result of Lessee’s use, misuse or neglect.

      (i) Notwithstanding anything contained herein to the contrary, Lessee shall be responsible for any increase in Lessor’s property and/or liability insurance premiums, if said increase is caused by any act or neglect of Lessee or the nature of Lessee’s business. Lessee shall not be responsible for any increase in said premiums, if said increase is caused by any act or neglect or by nature of any business of any other tenant or section owner in the building other than that of Lessee.

      (ii) The above notwithstanding, in the event that Lessee occupies the whole building, Lessee shall be obligated to perform and pay for all the Common Expenses and any other expenses relating to the Premises except for those expenses specified in section 6.B. hereof.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

      D.     Delinquent Payments.

      (i) If Lessee shall fail to make payments of any rent or other cash payments due to Lessor within the time periods prescribed in the Lease, Lessee shall pay to Lessor interest from the end of the payment period to the date of Lessor’s receipt of such payment at an interest rate of Five Hundred (500) basis points above the prime interest rate charged during the time of said delinquency at the Wall Street Journal Prime. Payment period for installments of Minimum Annual Rent, and Additional Rent and other payments hereunder shall be as defined under Sections 3 and 4 herein above and payment period for all other items shall be defined as ten (10) days from the date of any invoice from Lessor to Lessee.

      (ii) If Lessee does not pay any installment of Minimum Annual Rent or any item of Additional Rent on the day when the same shall become due and payable, and such failure shall continue for a period of ten (10) days, Lessee shall pay Lessor as Additional Rent a late charge at the rate of five cents ($.05) for each dollar of such installment of Minimum Annual Rent or item of Additional Rent for each month or a portion of a month that the same shall remain unpaid; provided, however, that such charge shall in no event be less than Fifty Dollars ($50.00) for any month or a portion of a month that any installment of Minimum Annual Rent or item of Additional Rent shall remain unpaid. Such charge shall be in the form of Additional Rent for the purposes of defraying administrative expenses of Lessor and is not intended as a penalty against Lessee. The provision of this paragraph shall not preclude Lessor from exercising its options as set forth in any other sections of this Lease, or as provided by law.

      E.     Service Charge. In addition to all Additional Rent provided herein, Lessee shall pay to Lessor a service charge of Ten (10) percent of all amounts billed (except service charges) to cover expenses for issuing all bills other than the monthly installments of Minimum Annual Rent. Said charges shall not exceed Twenty-five ($25.00) Dollars per invoice.

      5.     Utilities.

      Lessee shall heat the Premises at its own expense and shall also pay all charges of suppliers, utility companies or public authorities (“Utility Suppliers”) for electricity, gas, telephone, water, steam, sewer service or other services or utilities furnished to the Premises. No payment by Lessee shall be less than the minimum fee per user charged by any and all Utility Suppliers. Under no circumstances shall Lessor be required to furnish any utilities or any other service of any kind to the Premises or any part thereof. However, if the Premises is not served by public sewer or water service and is served by a holding tank or on-site sanitary sewage disposal system or private water (“Private System”), Lessee shall pay the costs of same, based upon a fraction, the numerator of which shall equal Lessee’s total water usage for the billing period, and the denominator of which shall equal the total volume of all water usage for the billing period of all owners and/or occupiers of the Building, or Buildings, of which the Premises forms a part, served by the particular Private System. In the event that utility service is furnished by Lessor, Lessee agrees to pay for such service at the rates charged by Lessor as permitted by the PUC or other applicable regulatory agencies, but such rates shall be no less than those charged by the public utility company or other Utility Supplier, servicing the area as if said public utility or Utility Supplier, were furnishing the service, and said charges shall be due and payable by Lessee with ten (10) days of the posted date of the bill presented by Lessor or its agent. In the event that Lessor shall activate any of such services to the Premises, Lessee shall reimburse Lessor for the costs thereof as Additional Rent.

      6.     Repairs.

      A.     Except As Set Forth In paragraph 6(B) hereof or otherwise set forth herein, Lessee, shall, at Lessee’s sole expense, in a timely manner as necessary to protect the Premises from waste and

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

deterioration, make all necessary or appropriate repairs, replacements, renewals, and additions, interior and exterior, non-structural, ordinary and extraordinary, foreseen and unforeseen, required to keep and maintain the Premises and all Systems (as hereinafter defined), equipment and apparatus appurtenant thereto or used in connection therewith in good order and condition. If, and only if, Lessee does not lease an entire Building, Lessor shall maintain (at lessee’s expense in accordance with the provisions of Paragraph 4C, infra) the non-roof and non-structural Common Elements.

      (i) With respect to the air conditioning, heating and ventilation systems (“HVAC”), electrical, plumbing, mechanical, fire alarm, sprinkler and gas (collectively, the “Systems”) or any thereof existing on the Premises, Lessee agrees that it shall, at its own cost and expense, be required to maintain, repair, and replace the Systems, in good operating condition, at its sole cost and expense during the term of this Lease, and any Extension Term, Renewal Term or Holdover Term. Lessee shall install any new or replacement Systems subject to Lessor’s absolute prior written approval. With respect to the HVAC, Lessee shall enter into and pay for a service/labor contract with O’Reilly and Associates of Chestnut Hill, or an “All Embracing Service Contract” with HVAC Services, Inc. of Philadelphia PA or other qualified HVAC service provider subject to Lessor’s prior written approval (which approval shall not be unreasonably withheld), beginning on the Lease Commencement Date, which contracts shall continue during the term of this Lease, and any Extension Term, Renewal Term or Holdover Term and will be subject to the prior written approval of Lessor. Failure of Lessee to enter such contract shall be construed as a default under the terms of this Lease. In addition to any rights or remedies which Lessor may have as set forth in this Lease to cure such default, Lessor shall have the right to enter into such maintenance contracts as required hereunder and Lessee shall reimburse Lessor for the cost of such contracts plus Twenty-One Percent (21%) for service charges thereon within ten (10) days of receipt of such bill. A copy of said service/labor contract shall be deposited with Lessor within ten (10) days after the date on which procurement of said service/labor contract shall be required under the terms hereof.

(a) The above notwithstanding and provided that Lessee has continually maintained a Service/Labor Contract and continues its Service/Labor Contract (“HVAC Contract”) with E.B. O’Reilly Servicing Corporation (“Contractor”), or any of its related companies, for the proper and timely maintenance, repair and/or restoration (“Maintenance”) of the existing, original roof-top mounted HVAC system servicing part of the original existing offices from the initial term of the Prior Lease between the predecessors of Lessor and Lessee (“HVAC Unit”) and further provided that such Maintenance is and has been performed on a continuing and timely basis and all such Maintenance is and has been performed in a good and workmanlike manner, Lessee shall not be required to replace such HVAC Unit, if such is considered not to be repairable by the Contractor. In such instance, Lessor will replace such HVAC Unit provided Lessee is not then nor ever has been in default under any of the terms and conditions of this Lease beyond the applicable cure periods. In the event that Lessee has complied with all of the conditions specified in this Subsection, and the HVAC Unit is deemed to be no longer reasonably repairable by the Contractor, Lessor shall replace such HVAC Unit at its sole cost and expense.

      (ii) Any repairs, replacements, renewals, maintenance and additions, and any labor performed or materials furnished in, on or about the Premises shall be performed and furnished by Lessee to the satisfaction of Lessor and in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted municipal authorities or other governmental bodies having jurisdiction over the Premises and the requirements of any board of underwriters having jurisdiction thereover. All material used in repair, replacement, maintenance and renewal of the Premises shall be of equal or better quality to the same material in the Premises on the Lease Commencement Date and meet the same or better installation specifications. Prior to commencement of any work or the ordering of any material, Lessee shall give notice thereof to Lessor and prepare and file with the Prothonotary of The Court of Common Pleas of the County in which the Premises is located, at Lessee’s sole cost and expense, a waiver of mechanics’ lien, in form acceptable to Lessor, which shall be executed

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

by all contractors and subcontractors who are to perform work on the Premises; Lessee shall present to Lessor, prior to the commencement of work, a time-stamped copy of said waiver as filed with the Prothonotary and true and correct copies of all building permits applicable to the Premises.

      (iii) Any repairs necessitated by holes or marks on the walls will be billed directly, as Additional Rent, to the Lessee by Lessor during the term of this Lease, and any Extension Term, Renewal Term or Holdover Term, or after termination of this Lease and shall be paid within ten (10) days of receipt of said bill.

      (iv) Off-Premises Restoration. At Lessee’s sole cost and expense, Lessee shall restore promptly all damage to off-Premises roadways and other public or private improvements installed by Lessor, or at Lessor’s expense, in the industrial park or center in which the Premises is located (collectively, the “Public Improvements”), resulting from the act or neglect of Lessee, its agents, servants, contractors or subcontractors or business visitors (“Public Improvement Damage”), to the satisfaction of Lessor and all applicable governmental agencies. Lessee shall indemnify Lessor and save it harmless from all liability, costs and expenses resulting from Public Improvement Damage, including but not limited to reasonable counsel fees and expenses.

      B.      Roof and Structural Repairs. Upon receipt of written notice, certified mail, return receipt requested, to Mark Hankin, personally, as the authorized representative of Lessor, from Lessee, the Lessor agrees to proceed with due diligence to repair any leaks in the roof, or make any repairs to the structural walls (including exterior painting, gutters and downspouts, pent eves, mansward roofs and siding), foundation and other structural portions of the herein Premises or the Building of which the Premises is a part (“Structural” defined as “load bearing elements and exterior curtain walls but no interior walls”), at Lessor’s sole cost and expense provided such repairs are not made necessary by the act or neglect of Lessee, and its employees, contractors or business visitors, and in such case, at Lessee’s sole cost and expense, as Additional Rent. In no event, however, shall Lessor be liable to Lessee for damages, including consequential damages, for any loss or damage sustained by Lessee due to, or alleged to be due to, failure of Lessor to make such repairs in a timely or proper manner. In the event Lessor fails to make said repairs within a reasonable time and in a proper manner, after notice by Lessee by certified mail, return receipt requested, to Mark Hankin, personally, as the authorized representative of Lessor, Lessee shall have the right to proceed with said repairs, upon prior written notice to Lessor in compliance with the terms and conditions of this Lease, at a reasonable cost and Lessor shall repay Lessee the reasonable costs of said repairs, but Lessee may not set off the amount of such costs against any rent or other charges due to Lessor pursuant to the terms of this Lease. Provided, however, that Lessor may submit the questions of the reasonableness of said bills and/or Lessor’s responsibility to pay for same to court adjudication or arbitration in accordance with Paragraph 38(A), infra.

      C.     Notice. Lessee is required to make all requests regarding the Premises by notice, in writing, certified mail, return receipt requested to Mark Hankin, personally, as authorized representative of Lessor, or assert any allegations of breach of the Lease by Lessor in writing, certified mail, return receipt requested to Mark Hankin, personally, as authorized representative of Lessor, within thirty (30) days of the alleged occurrence. FAILURE TO DO SO CONSTITUTES A WAIVER OF CLAIM AGAINST LESSOR FOR THAT REQUEST OR BREACH.

      D.     In the event of failure of Lessee to timely perform the maintenance and repairs to the Premises required hereunder, or in the event Lessee shall request Lessor to perform items of maintenance or repair or make improvements to Premises, Lessor at its sole option, may without prior notification to Lessee, enter the Premises and perform such repairs, the costs thereof together with twenty-one percent

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

(21%) overhead to be charged by Lessor to Lessee as Additional Rent, which shall be paid within ten (10) days of the date the bill thereof has been placed or posted with the United States Postal Service.

      7.     Insurance.

      I.     LESSOR’S INSURANCE:

      A.     During the term of this Lease, Lessor shall keep all Units (including the Premises) and Common Elements (except Alterations and Improvements, as herein after defined, and such items as are not covered by standard policies of insurance, such as foundation and paved and landscaped areas), insured against loss or damage from all risks, including fire and extended coverage, water damage, flood damage, (if required by Lessor’s mortgage), for the full and fair replacement value (as may be revised by the Lessor from time to time) of all Units and Common Elements, and rent insurance in an amount sufficient to cover all rentals on a fully gross basis, as prescribed by this Lease, for a duration of not less than Twelve (12) months. All such policies of insurance shall be maintained with such companies as Lessor may select having a rating with the Best’s Rating Guide of a minimum “A” policy holders rating and “X” financial rating. Such policies of insurance shall be made and taken out in the name of the Lessor (and any industrial development authority and other appropriate parties designated by Lessor as additional insured) with loss thereunder payable to Lessor or any mortgagee of Lessor as their interests may appear and as Lessor shall direct. The above notwithstanding, the Lessor accepts the Kemper Group of Insurance Companies as an acceptable provider of the insurance coverage required by Lessee.

      B.     During the entire term hereof, Lessor may procure and maintain Commercial General Liability Insurance covering the Premises and the Common Elements with minimum limits of liability with respect to personal injury of One Million Dollars ($1,000,000.00) for each occurrence, Two Million Dollars ($2,000,000.00) aggregate, with contingent liability coverage in an amount not less than One Million Dollars ($1,000,000.00) in favor of Lessor, any Industrial Development Authority in title to the Premises, any mortgagee of record and other appropriate parties designated by Lessor as their interests may appear. Such insurance shall be maintained with such companies and in such amounts as the Lessor may from time to time designate, all such companies to be of the same financial rating as required in Paragraph 7.I.A. hereinabove.

      C.     The premiums for such insurance as set forth in Subparagraphs 7 (I) A and B hereinabove, shall be paid by Lessee, as Additional Rent, on a Pro-Rata Basis, in accordance with the terms set forth in Paragraph 4C hereof.

      II.     LESSEE’S INSURANCE:

      A.     Liability.

      Lessee shall provide and keep in force at its own cost and expense:

(i) Commercial General Liability Insurance, including Personal Injury, Bodily Injury Including Death, and Property Damage covering premises liability, independent contractors liability, and contractual liability, with minimum limits of coverage of One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) aggregate applicable to the Premises only.

(ii) Worker’s Compensation Insurance in the full statutory amount.

(iii) All policies carried hereunder, providing liability coverage, will include Lessor as an additional named insured with respect to ownership of the Premises.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

      B.     Lessee’s Personal Property. Lessee shall keep its personal property, improvements, betterments and trade fixtures in the Premises insured with “all risks” insurance in an amount to cover 100% of the replacement cost of the personal property, improvements, betterments and trade fixtures.

      C.     Insurance policies required to be carried by Lessee under this Lease shall:

(i) Be issued by insurance companies licensed to do business in the State of Pennsylvania, with general policyholder’s ratings of at least A and a financial rating of at least XI in the most current Best’s Insurance Reports available on the date of issuance. If the Best’s ratings are changed or discontinued, the Lessor shall designate, by notice to Lessee, an equivalent method of rating insurance companies;

(ii) Provide that the insurance not be cancelled or materially changed in scope or amount of coverage unless thirty (30) days advance notice is given to the Lessor;

(iii) Be primary policies — not contributing with, or in excess of the coverage that the Lessor may carry;

(iv) Be permitted to be carried under a “blanket policy”. However, a specific minimum limit must be listed which is applicable to the Premises and acceptable to the Lessor.

(v) Be maintained during the entire term and any Extension Term, Renewal Term or Holdover Term of this Lease.

      D.     By the Lease Commencement Date and prior to Lessee entering possession of the Premises, and upon each renewal of its insurance policies, Lessee shall provide certificates of insurance to Lessor by notice hereunder. The certificates shall specify amounts, types of coverage, the waiver of subrogation, specified in Paragraph 13 hereof, and the insurance criteria listed in this subparagraph 7 (II). The policies shall be renewed or replaced and maintained by Lessee. If Lessee fails to give any required certificate within the time provided herein, Lessor may obtain and pay for that insurance and receive reimbursement from Lessee as Additional Rent, any other provision of this Lease notwithstanding.

      8.     Destruction of Premises.

      A.     Total Destruction of Premises. In the event the Premises are totally destroyed or so damaged by fire or other casualty covered by a policy or policies of insurance maintained by Lessor, that in Lessor’s opinion the same cannot be repaired and restored within sixty (60) days from Lessor receiving notice from Lessee of the happening of such casualty, this Lease shall absolutely cease and terminate and the Minimum Annual Rent and Additional Rent shall abate for the balance of the term. Nothing contained herein shall be construed to affect Lessor’s right to collect the proceeds of rental value insurance on the Premises. The above notwithstanding, in the event that Lessor has another facility that is suitable for Lessee’s business operations and Lessee and Lessor are able to negotiate a mutually satisfactory Lease, Lessor shall make such facility available to Lessee and at the time of commencement of the Lease for the other facility, this Lease shall terminate.

      B.     Partial Destruction of Premises. If such damage, covered by a policy or policies of insurance maintained by Lessor, be only partial and such that the Premises can be restored, in Lessor’s opinion, to approximately their former condition within one hundred eighty (180) days from the date of Lessor receiving notice from Lessee of the happening of such casualty, Lessor may, at its sole option, restore the same with reasonable promptness, Lessee to pay the amount of any deductible or other restoration cost not covered by the proceeds of insurance, reserving the right to enter upon the Premises

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

for that purpose. Lessee shall pay the amount of any deductible or other restoration costs not covered by the proceeds of insurance. The current deductible on Lessor casualty insurance is $5,000.00. Lessor shall endeavor to maintain such level of deductible provided that it remains available at comparable prices. Lessor also reserves the right to enter upon the Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Premises is a part, whether the building is a single tenant or a multi-tenant building, even though the effect of such entry is to render the Premises or part thereof untenantable. In either event, the Minimum Annual Rent and Additional Rent shall be apportioned and suspended during the term Lessor is in possession, taking into account the portion of the Premises rendered untenantable and the duration of said possession. Nothing contained herein shall affect or limit Lessor’s right to collect the proceeds of any rental value insurance on the Premises. If a dispute arises as to the amount of rent due under the clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right, only, to proceed to recover the alleged excess payment, if any, by final and binding Arbitration in accordance with the terms of Paragraph 38(A), infra.

      C.     Lessor shall make such election to repair the Premises or terminate this Lease by giving written notice thereof to Lessee within sixty (60) days from the day Lessor receives written notice from Lessee that the Premises has been destroyed or damaged by fire or other casualty.

      D.     Lessor shall not be liable for any damage, compensation or claim by reason of the necessity of repairing any portion of the Premises, the interruption of the use of the Premises, any inconvenience or annoyance arising as a result of such repairs or interruption or the termination of this Lease by reason of damage or destruction of the Premises or any part thereof.

      9.     Condemnation.

      A.     Total Condemnation. In the event the entire Premises are taken or condemned by any public or quasi-public authority exercising the right of eminent domain, this Lease shall terminate as of the date the condemning authority takes possession of the Premises, with the same force and effect as though such date were the date fixed herein for expiration of the term. The entire amount of any award for such taking shall belong to the Lessor, Lessee hereby expressly waiving any and all claims or rights to any portion of such award. Lessee may separately pursue with the condemning authority, its own claim for moving expenses, damages for business interruption or damages to Lessee’s personal property.

      B.     Partial Condemnation. In the event that a portion of the Premises, but not the entire Premises is taken or condemned for a public or quasi-public use, the Minimum Annual Rent herein shall abate equitably in proportion to the area of the building on the Premises condemned as of the date on which the condemning authority shall take possession of the condemned property. Provided, however, that if the condemnation were so extensive that the Premises is not suitable for Lessee’s use as set forth herein, the taking shall be considered a total taking and subparagraph A above will apply. The entire amount of any award for such taking shall belong to Lessor except for moving, business interruption expenses and damages to Lessee’s personal property, if any awarded directly to Lessee and Lessee hereby waives any other right it may have to any portion of such award. If the parties are unable to agree as to whether any taking is so substantial as to constitute a total taking for the purposes of this Lease, or as to the amount of abatement of rent after a partial taking, Lessee agrees to pay the full amount claimed by Lessor, and Lessee shall only have the right to promptly proceed to resolve any disputed excess payments to final and binding Arbitration in accordance with Paragraph 38(A), infra.

      C.     If the condemning authority should take only the right to possession for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of Minimum Annual rent and Additional Rent and the amounts payable by the condemning authority with respect to any period of time prior to the expiration or sooner termination of this Lease (not exceeding the

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

Minimum Annual Rent and Additional Rent paid by Lessee to Lessor during said period of time) shall be paid by Lessor to Lessee out of the amount of any condemnation award received by Lessor.

      10. Use and Compliance with Regulations.

      Lessee hereby covenants and agrees that it will at no time use the Premises for any other use or purpose other than the use described in subparagraph 1 (D), supra. Lessee further agrees that it will at no time use the Premises in any manner which may be deemed a violation of any municipal (including, but not limited to, municipal authorities, regulatory agencies and water and sewer authorities), state or federal law or regulations. Lessee shall comply at its sole cost and expense with any and all municipal, state and federal regulations or laws covering Lessee’s occupancy and/or any additional installations, other than those specifically provided for in this Lease, which may be required, including, but not limited to, full compliance with the Americans with Disabilities Act. Lessee shall also comply at its sole cost and expense with any and all reasonable rules and regulations promulgated by Lessor by notice hereunder. In the event the installation of a sprinkler system, an emergency lighting system and/or a fire/smoke alarm or monitoring system or public sewer or water connection or tapping fees are necessitated by any governmental body for issuance of a building permit and/or occupancy permit for the Premises, or generally after the Effective Date, the actual cost for the providing and installing the system shall be paid by Lessee to Lessor within ten (10) days of the posted date of a bill therefore. Twenty One Percent (21%) of the cost thereof shall be paid prior to the commencement of any work and the balance shall be escrowed by Lessee in a manner acceptable to Lessor. Lessor shall not be responsible for obtaining occupancy or other permits for Lessee. Responsibility for obtaining all necessary occupancy or other permits shall be the obligation of Lessee, but Lessor shall provide all reasonable non-financial assistance to Lessee.

      Lessee further agrees that it will use every reasonable precaution against fire or other casualty; peaceably deliver up and surrender possession of the Premises to the Lessor at the expiration or sooner termination of this Lease promptly delivering to Lessor at Lessor’s office all keys for the Premises; and give to Lessor prompt written notice of any fire or other casualty, or any damage occurring on or to the Premises.

      Lessee further covenants and agrees that it will not, without first obtaining the consent in writing of Lessor, and without providing Lessor with reimbursement for any expenses incurred or incidental to Lessee’s proposed action, do or suffer to be done, any act, matter or thing objectionable to the property insurance companies whereby the property insurance or any other insurance now in force or hereafter to be placed on the Premises, or any part thereof, or on the building of which the Premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk that at the date of execution of this Lease, or employ any person or persons objectionable to the underwriting insurance companies or carry or have any benzene or explosive matter of any kind in and about the Premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions of covenants of this lease) Lessee agrees to pay to Lessor as Additional Rent any and all increase or increases of premiums on insurance carried by Lessor on the Premises, or any part thereof, or on the building of which the Premises may be a part, caused in any way by the occupancy of Lessee.

      Lessee hereby agrees to protect, indemnify and save Lessor harmless from and against any and all loss, damage, expense, cause of action, suits, demands, judgments, and claims of any nature whatsoever arising as a result of Lessee’s breach of the covenants contained in this paragraph, in addition to any other indemnification provisions set forth in this Lease. Lessee shall deposit no process wastes into the sanitary sewer system serving the Premises and agrees that only sanitary waste shall be inserted into the sanitary sewer system.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

      11. Indemnification.

      A. The Lessee shall keep, save and hold harmless the Lessor from any and all losses, damages and liability for anything and everything whatsoever (i) arising from or out of the occupancy of the Premises and use of abutting and nearby common areas or any part thereof or any sidewalks, streets, driveways, right of way or roadways, adjacent or nearby thereto, during the term of this Lease, or any Holdover, Renewal, or Extension Term thereof, by or under the Lessee, the Lessee’s agents, servants, contractors, sub-contractors, or business visitors, and (ii) from any loss or damage or liability, as above described, arising from any fault or negligence by the Lessee or any failure on the Lessee’s part to comply with any of the covenants, terms and conditions contained in this Lease, or regardless of Lessee’s fault to the extent of any deductible in any policy of insurance covering the loss or damage. Provided, however, that Lessee’s obligations hereunder shall be pro-ratably reduced to the extent that a particular claim, liability, expense, loss, damage, demand, fine or cause of action is a result of Lessor’s gross negligence or willful misconduct.

      B. Notwithstanding anything set forth herein to the contrary, in the event Lessor is held liable to an employee of Lessee (either an actual employee or one deemed to be an employee by operation of law) on account of work-related injuries sustained by such employee, Lessee shall be liable to Lessor for damages, contribution and indemnity in any action at law or otherwise. This subparagraph 11(B) shall constitute “a written contract” between Lessor and Lessee pursuant to Section 303(b) of the Workmen’s Compensation Act, 77 P.S. Section 481(b).

      12. Assignment and Subletting. Lessee covenants and agrees that it will not, without first obtaining the consent, in writing of Lessor, which consent shall not be unreasonably withheld, provided the business operations of such assignee on the Premises shall be no more hazardous than that of Lessee’s present business and shall comply with the zoning and all other governmental regulations and regulations of insurance underwriters and without providing Lessor with reimbursement for any reasonable expenses incurred or incidental to Lessee’s proposed action, assign, mortgage or pledge this Lease, or under-let, or sub-lease the Premises, or any part thereof, nor shall any assignee or sub-lessee assign, mortgage or pledge this Lease or such sub-lease, without an additional written consent by the Lessor, which consent may be withheld for any reason whatsoever, or no reason, and without such consent no such assignment, mortgage or pledge shall be valid. The above notwithstanding, Lessee shall not mortgage or pledge this Lease without the prior approval of Lessor, which approval may be withheld for any reason whatsoever, or no reason. If the Lessee becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant. Should the Lessor consent in writing to any such assignment or subletting, the business of the assignee or the sublessee shall be no more hazardous than that of Lessee’s present business and shall comply with the zoning and all other governmental regulations and regulations of insurance underwriters. Provided, however, Lessee shall not be relieved of any liability or responsibility under the terms of this Lease by reason of such assignment or subletting.

      An assignment of this Lease shall be deemed to have occurred if in a single transaction or a related or unrelated series of transactions, and whether Lessee is a corporation, partnership or other entity, more than fifty percent (50%) or more of the ownership interests in Lessee (whether shares, partnership interests, membership interests or other equity, and whether one or more classes thereof) are transferred, diluted, reduced, or otherwise affected with the result that the owners or holders on the date of this Lease of the ownership interests in each class of equity of Lessee together cease to own fifty percent (50%) or more of such equity. This section shall not apply to sale of shares of stock on the NASDAQ National Listings or the New York or American Stock Exchanges.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     13. Waiver of Subrogation.

     Lessor and Lessee hereby release each other and otherwise waive any claim that each may have against the other for damage to property, which and to the extent such damage is, should, or would be covered by property insurance required by this Lease to be maintained by such party and further agree that all insurance policies which each of them shall, should, or would carry to insure the Premises and the contents therein against casualty loss shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors and assigns.

     14. Security Deposit.

     Lessee shall have deposited with Lessor upon execution hereof, the sum of Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($8,750.00) for Lessee’s faithful performance of Lessee’s obligations hereunder. Lessee has on deposit with Lessor a security deposit in the amount of Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($8,750.00) under the terms and conditions of its Prior Lease, which shall be credited against the security deposit due hereunder. Additionally, from time to time, as necessary, Lessee shall deposit with Lessor amounts as determined by Lessor under paragraph 24(D), infra., to secure the removal of Alterations and Improvements (as hereinafter defined) upon termination of the Lease. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said security deposit for the payment of any rent or other charge in default or for the payment of other sums to which Lessor may become obligated by reason of Lessee’s default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand thereof, deposit funds with Lessor, by good check, in an amount sufficient to restore said deposit to the full amount herein above stated and Lessee’s failure to do so shall be a material breach of this Lease. If Lessee is in default under this Lease more two (2) times within any twelve (12) month period, irrespective of whether or not such default is cured, then, without limiting Lessor’s other rights and remedies provided for in this Lease or at law or equity, or both, the Lessee, within ten (10) days of notice from Lessor, shall deposit with Lessor such amount as is necessary to increase the deposit held by Lessor to two (2) times the amount held at the time of said notice. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee’s obligations hereunder, said deposit, or so much thereof as had not theretofore been applied by Lessor, shall be returned to Lessee without interest (or at Lessor’s option, to the last assignee, if any, of Lessee’s interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is granted herein between Lessor and Lessee with respect to said security deposit.

     15. Inspection - Access. Lessor may, at all reasonable times, by itself or its duly authorized agents, go upon and inspect the Premise and every part thereof and/or at their option to make repairs, alterations, and additions to the Premises or the building of which the Premise is a part. Provided, however, that Lessor agrees that they will not enter upon the Premise for repairs except during normal business hours unless said repairs are of an emergency nature.

     16. Rights of Transferee or Assignee. All rights granted to Lessor hereunder may be exercised by any transferee or assignee of Lessor’s right, title and interest in this Lease in his, her, or its own name, any statute, rule of court, custom or practice to the contrary notwithstanding. In addition, upon such assignment, Lessor may pay over any security deposit hereunder to said transferee or assignee and upon said payment, all obligations of Lessor to Lessee pertaining to said security deposit shall terminate. In addition, upon assignment or transfer of Lessor’s interest herein to an Assignee or a Transferee, any

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

obligations of Lessor hereunder shall cease and terminate and said Assignee or Transferee shall be responsible therefore to Lessee.

      17. Restriction on Floor and Wall Loads and Machinery. Lessee shall not place any weight upon any floor or wall of the Premises which is greater than the floor load per square foot or wall load per square foot respectively, which such floor or wall, respectively, was designed to bear and which is permitted by law. In no event shall Lessee place any weight upon any portion of the Premises beyond the safe carrying capacity of the structure. Lessee shall not use or operate any machinery that, in Lessor’s sole opinion, is harmful to the building or disturbing to other Section Owners or occupants of the other Sections.

      18. Signs.

      A. Lessee may erect reasonable signs which shall not detract from the appearance of, or cause any damage to, the Premises, the building of which the Premises is a part, the industrial center in which it is situated, and the surrounding environment, having first obtained Lessor’s written permission as to the location, installation and appearance of said signage. Lessee shall conform, at its sole cost and expense, with all governmental and Lessor’s rules and regulations with respect to Lessee’s signs and in no event shall Lessee’s signs exceed the agreed percentage of the sign area permitted by said regulations on a Pro Rata Basis. In addition, Lessee shall erect no signs on the Premises which will in any way damage, injure or lessen the physical or structural integrity of the roof or structure of the Premises or the building of which the Premises is a part. With respect to Lessee’s signs, Lessee will save Lessor harmless from any mechanic’s liens claims or claims for personal injury or property damage arising from the erection, provision, installation, maintenance or removal of said signs. At the termination of this Lease, Lessee shall remove all signs and shall restore the portion of the Premises on which Lessee’s Sign were located to its original good condition, without any allowance for wear and tear, at Lessee’s sole cost and expense.

      B. In the event that the building of which the Premises forms a part is a multi-tenant building, and Lessee does not lease the whole building, Lessor agrees to cause the erection of a directory-type sign on the lot of which the Premises is a part at a location to be selected by Lessor and Lessee shall reimburse Lessor for the cost thereof in proportion to the area which Lessee’s portion of said sign bears to total sign area plus Twenty One Percent (21%) of the cost for placing Lessee’s name on the sign, as Additional Rent.

      C. The above notwithstanding, Lessor may at its sole discretion require that Lessee conform to a standard sign design. Lessee shall be required to use the design requirements of Lessor and to use the contractor designated by Lessor. All other terms of this Paragraph shall remain in full force and effect.

      D. In addition, Lessor may require the installation of individual wall plaque signs at the loading dock area of the premises. The cost of said signs to be paid by Lessee to Lessor, as Additional Rent.

      19. Quiet Enjoyment. Notwithstanding anything herein contained to the contrary, Lessee’s possession will not be interfered with by any person claiming by, through, or under Lessor, or by any successor of Lessor, so long as Lessee complies with the terms of this Lease and is not in default hereunder.

      20. Events of Default - Remedies.

      A. The following events or any one or more of them shall be events of default under this Lease (See Subparagraph P for applicable grace and cure periods):

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

(i) Lessee shall fail to pay any Minimum Annual Rent, Additional Rent or other sums payable hereunder when the same are due and payable; or

(ii) Lessee shall fail to perform or comply with any of the other terms, covenants, agreements or conditions hereof; or

(iii) Lessee shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its property; or

(iv) If within sixty (60) days after commencement of any proceedings against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation or dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed or, if, within sixty (60) days after the appointment without the consent or acquiescence of Lessee of any trustee, receiver or liquidator of Lessee or any material part of its properties, such appointment shall not have been vacated.

(v) Lessee shall vacate the Premises in violation of Paragraph 28 hereof.

B. In the event of any such event of default (regardless of the pendency of any proceeding which has or might have the effect of preventing Lessee from complying with the terms of this Lease) Lessor at any time thereafter may exercise any one or more of the following remedies:

(i) [Reserved]

(ii) Termination of Lease. Lessor may terminate this Lease, by notice to Lessee (the “Termination Notice”) setting forth the Lease Termination Date, without any right by Lessee to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. On or before the Lease Termination Date, Lessee shall surrender possession of the Premises to Lessor and restore the Premises to the condition required by the terms and conditions of this Lease. Lessor shall immediately become entitled to receive from Lessee all unpaid installments of Minimum Annual Rent, Holdover Rent, Additional Rent, and other charges hereunder, accruing up to and including the Restoration Date.

(iii) Re-leasing. Without terminating this Lease, Lessor may re-enter and repossess the Premises or any part thereof, (which shall not constitute an eviction or a surrender of the Lease by Lessee) and lease them to any other person upon such terms as Lessor shall deem reasonable for a term within or beyond the term of this Lease; provided, however, that any such re-leasing prior to termination shall be for the account of Lessee, and Lessee shall remain liable for:

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

(1) All Minimum Annual Rent, Additional Rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less

(2) The net proceeds, if any, of any re-leasing effective for the account of Lessee after deducting from such process without limitation, all repossession costs, broker’s commissions, attorneys’ commissions, attorneys’ fees and expenses, employees’ expenses, alteration costs and expenses of preparation for such re-leasing.

If the Premises are at the time of default sublet or leased by Lessee to others, Lessor may, as Lessee’s agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other obligations due hereunder without in any way affecting Lessee’s obligations to Lessor hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

(iv) Acceleration of Rent. Lessor may declare rent and all items of Additional Rent for the entire balance of the then current term immediately due and payable, together with all other charges, payments, costs and expenses payable by Lessee as though such amounts were payable in advance on the date of the event of default occurred.

      C. Except as expressly provided herein no repossession of the Premises or any part thereof or exclusion of Lessee from the Premises pursuant to subparagraph B above or otherwise shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such exclusion, expiration, or repossession and Lessor may, at its option, sue for and collect rent and other charges due hereunder at any time and from time to time as and when such charges accrue or are accelerated or submit to Arbitration in accordance with the provisions of subparagraph 38(A), infra.

      D. With respect to any portion of the Premises, which is vacant or which is physically occupied by Lessee, Lessor may remove all persons and property therefrom and store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee, without service of notice or resort to legal process (all of which Lessee expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Lessor shall have a lien for the payment of all sums agreed to be paid by Lessee herein upon all Lessee’s property, which lien is to be in addition to any landlord’s lien now or hereafter provided by law.

      E. The parties hereby waive trial by jury in any action, proceeding, or counterclaim brought by either of them against the other on any matters arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee’s use or occupancy of the Premises and/or any claim of injury or damages. In the event Lessor commences any proceedings for non-payment of rent or Additional Rent, Lessee will not interpose any counterclaim of any nature or description in any such proceedings. This shall not be construed, however, as a waiver of Lessee’s right to assert any such claims in any separate action brought by Lessee.

      F. Lessee hereby expressly waives and all rights of redemption granted by or under any present or future law in the event this Lease is terminated or Lessee is evicted or dispossessed by reason of violation by Lessee of any of the provisions of this Lease.

      G. In the event of breach or threatened breach by Lessee of any provision of this Lease, Lessor shall have the right of injunction as if other remedies were not provided for herein.

      H. No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
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addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

      I. If Lessee shall default in the performance of any covenant required to be performed by it under this Lease, Lessor may perform the same for the account and at the expense of Lessee. If Lessor at any time is compelled to pay or elects to pay, any sum of money or to do any act, which will require the payment of any sum of money by reason of the failure of Lessee to comply with any provisions hereof, or if Lessor is compelled to incur any expense, including reasonable counsel fees, in instituting, prosecuting or defending against any action or proceedings instituted by reason of any default of Lessee hereunder, the amount of such payments or expenses shall be paid by Lessee to Lessor as Additional Rent, on the next day following such payment or the incurring of such expenses upon which a regular monthly rental is due, together with interest thereon at the rate set forth herein.

      J. No waiver by Lessor of any breach by Lessee of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by Lessor to seek a remedy for any breach by Lessee be a waiver by Lessor of its rights and remedies with respect to such or any subsequent breach.

      K. Lessee expressly waives any right of defense which it may have based on any purported merger of any cause of action, and neither the commencement of any actions or proceeding nor the settlement thereof or the entering of judgment therein shall bar Lessor from bringing subsequent actions or proceedings from time to time.

*** NOTICE ***

      In Pennsylvania, court decisions provide that a Tenant can waive its due process rights to a deprivation of hearing and notice when it voluntarily, knowingly and intelligently consents to an agreement containing a cognovit, (meaning, confession of judgment) clause. See Jordan v. Fox, Rothschild, O’Brien & Frankel, 20 F.3d 1250 (3d Cir. 1994) (holding that judgment against a reasonably sophisticated, corporate [or business] debtor, who has signed an instrument containing a document permitting judgment by confession as part of a commercial transaction, is enforceable in the same manner as any other judgment); Rappaport v. Norlar, Inc., No. 93-4756, 1994 U.S. Dist. Lexis 5754 at #18 (E.D. Pa. April 29, 1994) and Germantown Savings Bank v. Talacki, 520, 657 A.2d 1285, 1289 (Pa. Super. Ct. 1995).

      THE FOLLOWING PARAGRAPHS 20(L) AND 20(M) EACH SETS FORTH A WARRANT OF ATTORNEY FOR ANY PROTHONOTARY OR ATTORNEY OF COURT OF RECORD TO CONFESS JUDGMENT AGAINST THE LESSEE. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE LESSEE AND WITH KNOWLEDGE OF THE LEGAL EFFECT THEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE LESSEE HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE LESSEE THAT THE LESSOR HAS RELIED ON THESE WARRANTS OF ATTORNEY IN EXECUTING THIS LEASE AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS HEREUNDER TO THE LESSEE.

      LESSEE EXPRESSLY WARRANTS AND REPRESENTS THAT THE FOLLOWING WARRANT OF ATTORNEY TO CONFESS JUDGMENT HAS BEEN AUTHORIZED EXPRESSLY

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
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BY PROPER ACTION OF THE BOARD OF DIRECTORS OF LESSEE (IF LESSEE IS A CORPORATION) OR THE PARTNERS OF LESSEE (IF LESSEE IS A PARTNERSHIP), OR THE MEMBERS OF LESSEE (IF LESSEE IS A LIMITED LIABILITY COMPANY).

      Notwithstanding anything in Paragraphs 20(L) AND 20(M) to the contrary, these Paragraphs and the authority granted by Lessee therein are not and shall not be construed to constitute a “power of attorney” and are not governed by the provisions of 20 Pa. C. S. Chapter 56. Furthermore, an attorney or other person or entity acting under these Paragraphs 23(L) AND 23(M) shall not have any fiduciary obligations to Lessee and, without limiting the foregoing shall have NO duty to: (1) exercise the powers for the benefit of Lessee, (2) keep separate any assets of Lessee from those of such attorney, other person or entity or Lessor, (3) exercise reasonable caution and prudence on behalf of Lessee, or (4) keep a full and accurate record of all actions, receipts and disbursements on behalf of Lessee.

      LESSEE AND LESSOR HEREBY CONSENT TO THE JURISDICTION OF THE COURT OF COMMON PLEAS OF MONTGOMERY COUNTY PENNSYLVANIA OR THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA FOR ANY PROCEEDING IN CONNECTION HEREWITH, AND HEREBY WAIVE OBJECTIONS AS TO VENUE AND CONVENIENCE OF FORUM IF VENUE IS IN MONTGOMERY COUNTY, PENNSYLVANIA OR IN THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA. IN ANY ACTION OR SUIT UNDER THIS LEASE, SERVICE OF PROCESS MAY BE MADE UPON LESSOR OR ANY LESSEE BY MAILING A COPY OF THE PROCESS BY FIRST CLASS MAIL TO THE RECIPIENT AT THE RESPECTIVE ADDRESS SET FORTH IN PARAGRAPH 26, INFRA. LESSOR AND LESSEE HEREBY WAIVES ANY AND ALL OBJECTIONS TO SUFFICIENCY OF SERVICE OF PROCESS IF DULY SERVED IN THIS MANNER.

      L. Upon the occurrence of any event of default, which is not cured within any period of time herein provided and after an additional ten (10) days written notice of default under the terms and conditions of this Lease, Lessee, with understanding of the RELINQUISHMENT OF CERTAIN RIGHTS to which Lessee would otherwise be entitled as a matter of law and due process including the right to notice and judicial hearing, hereby irrevocably empowers any Prothonotary, clerk or attorney of any court of the Commonwealth of Pennsylvania to appear for Lessee, with or without declaration filed, as of any term, and therein TO CONFESS OR ENTER JUDGMENT AGAINST LESSEE for rent and/or the charges, payments, costs and expenses herein reserved as rent, or herein agreed to be paid by lessee, and then due and unpaid and for interest and costs, together with a reasonable attorney’s commission of not less than Ten Percent (10%) of such rents or other charges or expenses then due. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges reserved as rent or agreed to be paid by Lessee shall fall due or be in arrears.

      M. Upon the occurrence of any event of default which is not cured within any period of time herein provided, Lessee with understanding of the RELINQUISHMENT OF CERTAIN RIGHTS, to which Lessee would otherwise be entitled as a matter of law and due process, including the right to notice and judicial hearing, hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania as attorney for Lessee, as well as for all persons claiming under, by or through Lessee, to appear for Lessee and enter in any competent court, in accordance with the then execution or appeal, against Lessee and all persons claiming under, by or through Lessee and therein CONFESS JUDGMENT FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE PREMISES, for which this Lease (or a copy of thereof) shall be sufficient warrant, whereupon if Lessor so desires, a writ of possession may be issued forthwith, without any prior writ or proceeding whatsoever.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

It is hereby expressly agreed that if for any reason, after such action has been commenced, the same shall be discontinued, marked satisfied of record or terminated, or possession of the Premises remain in or be restored to Lessee, Lessor shall have the right for the same default, or any subsequent default, to bring one or more actions in the manner herein set forth to recover possession of the Premises.

      N. In any action involving a confession of judgment by Lessor against Lessee, Lessor shall first cause to be filed in such action an affidavit made by it or someone acting for it, setting forth the facts necessary to authorize the entry of judgment and if a true copy of this Lease (and such affidavit shall be sufficient evidence of the truth of the copy) be filed in such action, it shall not be necessary to file the original as warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding. Lessee hereby releases Lessor and any and all attorneys who may appear for Lessee, from all liability for all errors in said proceedings.

      O. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or earlier termination of this Lease, or for nonpayment of rent or any other reason, Lessee specifically waives the right to the three (3) month notice and to the fifteen (15) or thirty (30) days notice required by the Landlord and Tenant Act of 1951, and agrees that notice under either Pa. R.C.P. 2973.2 or Pa. R.C.P. 2973.3, as amended from time to time, shall be sufficient in either or any such case.

      P. Notwithstanding anything herein elsewhere contained to the contrary, Lessor agrees that Lessor will not exercise any right or remedy provided for in this Lease or allowed by law, because of any default of Lessee, unless Lessor shall first have given written notice thereof to Lessee, and Lessee, (i) within a period of fifteen (15) days thereafter shall have failed to pay the sum or sums due if the default consists of the failure to pay money, or (ii) if said default shall consist of anything other than the failure to pay the sum or sums due hereunder, Lessee shall have failed within the period of twenty (20) days after notice from Lessor to have cured said default, except that, if such default cannot be cured within said twenty (20) days, Lessee shall only be in default if Lessee shall have failed to begin and actively and diligently in good faith proceed with the correction of the default until it shall be fully corrected not later than sixty (60) days after such notice; provided, further, however, that no such notice from Lessor shall be required nor shall Lessor be required to allow any part of the said notice periods if Lessee shall have removed from or shall be in the course of removing from the Premises in violation of Paragraph 28, infra, or Lessee shall have failed to provide any insurance required by this Lease or if a Petition in Bankruptcy or for reorganization shall have been filed by or against the Lessee resulting in an order for relief in bankruptcy, or for reorganization, or if a receiver or trustee is appointed for Lessee and such appointment and such receivership or trusteeship is not terminated within sixty (60) days, or if Lessee makes an assignment for the benefit of creditors, or if Lessee is levied upon and is about to be sold out upon the Premises by any sheriff, Marshall or constable, or if Lessee violates any of the provisions of Paragraph 40, infra, dealing with Hazardous Substances. Notwithstanding Lessor shall not be required to give any notice called for by this Paragraph of the Lease more than two (2) times within any Lease Year. Nothing contained herein shall be deemed to constitute a waiver of Lessee’s right under law to appeal any judgment or proceeding and seek to have the judgment opened or stricken.

      21. Mechanic’s Liens. Lessee shall not permit any mechanic’s, materialman’s or similar liens to remain upon the Premises for labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the Premises or at the direction or with the consent of Lessee, whether such work was performed or materials furnished before or after the commencement of the term of this Lease. Lessee may, however, contest the validity of any such lien or claim, provided Lessee shall give Lessor such reasonable security to insure payment and to prevent any sale, foreclosure or forfeiture of the Premises by reason of such non-payment as Lessor may require. Upon final determination of the validity of any such lien or claim, Lessee shall immediately pay any judgment or decree rendered against Lessee or Lessor with all proper costs and

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

charges and shall cause such lien to be released of record without cost to Lessor. Notwithstanding anything contained herein to the contrary, Lessee shall at all times prepare and file a waiver of mechanics’ liens prior to the commencement of any work, or the ordering of any material, in compliance with the terms of Paragraph 6(A), supra, Lessee shall not commence any such work until and unless Lessor issues its prior written approval thereof in accordance with Paragraph 24(B) infra.

      22. Subordination. This Lease shall be subordinate in all respects to any Lease or other arrangement or right to possession under which the Lessor is in control of the Premises to the rights of the owner or owners of the Premises and of the land or buildings of which the Premises are a part, to all rights of the Lessor’s landlord and to any and all liens of any mortgages or other encumbrances now or hereafter encumbering the Premises or any part thereof, or upon the land and/or the buildings, and any Declaration of Condominium executed by Lessor hereafter, with the same force and effect as if such Mortgage had been executed, acknowledged, delivered and recorded prior to the execution of this Lease. The subordination contained in this Paragraph is and shall be effective without the necessity of any further act or writing by either party hereto, but Lessee agrees that it will, immediately upon Lessor’s request, deliver such additional documents as any mortgagee may require to confirm such subordination. Lessee, at the request of any mortgagee or any one acquiring title to Lessor’s estate or the Premises by foreclosure, deed in lieu of foreclosure or otherwise, shall attorney to the then owner and recognize such owner as Lessor for the balance of the term of this Lease, subject to all of the terms and provisions hereof. Such mortgagee or purchaser at said foreclosure sale shall not be:

A. Liable for any act or omission of Lessor;

B. Subject to any offsets or defenses which Lessee may have against the Lessor;

C. Bound by any rent or additional rent which the Lessee may have paid to the Lessor for more than the current month;

D. Bound by any amendment or modification of the lease made, without its consent;

E. Entitled to any security deposits paid to Lessor by Lessee if Lessor has exercised its rights under this Lease to apply such security deposits against sums or rents due to Lessor.

      Any mortgagee of Lessor may, at any time, at its option, by notice to Lessor and Lessee, declare its mortgage subordinate in lien and payment to this Lease, in which event, this Lease shall be deemed superior to such mortgage.

      Upon receipt of written request by Lessee, Lessor agrees to request from the then current mortgagee on behalf of Lessee, a Non-Disturbance Agreement from Lessor’s mortgagee on the mortgagee’s standard form. Any fee charged for this agreement by the mortgagee and all reasonable costs and expenses incurred by Lessor in its efforts to obtain the same (whether or not successful) shall be paid by Lessee as Additional Rent. Lessor’s failure to acquire such Non-Disturbance Agreement shall not be deemed to be a default under this Lease.

      23. Estoppel Certificate. Lessee agrees to execute and deliver to any mortgagee or purchaser of the Premises immediately upon request, an “Estoppel Certificate”, in form to be supplied by Lessor, stating the amount of rent due from Lessee hereunder; that this Lease remains in full force and effect without any modifications, except for modifications requested by any such mortgage; that Lessee consents to any reasonable modification of the Lease (except rental terms) requested by any mortgagee; that Lessee has no setoffs against rent; or, if Lessee has any setoffs against rent or, if this Lease has been

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

modified, the exact nature of the modification and the precise amount of the setoffs and such other matters reasonably requested by said mortgagee or purchaser.

      24. Alterations and Improvements.

      A. Lessee may, at its sole cost and expense, make additional alterations, additions, or improvements to the interior of the Premises, which is the subject of this Lease (hereinafter called “Alterations and Improvements”), provided that such Alterations and Improvements shall not adversely or otherwise affect the roof and Structural portions of the Premises or the building of which the Premises is a part in the case of multi-tenant properties, or any Systems contained therein. THE ABOVE NOTWITHSTANDING, LESSEE SHALL NOT, UNDER ANY CIRCUMSTANCES MAKE ANY HOLES IN OR PENETRATIONS OF THE ROOF OF THE BUILDING WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH MAY BE WITHHELD, DELAYED OR REFUSED FOR ANY REASON OR NO REASON WHATSOEVER.

      B. All such Alterations and Improvements shall be in accordance with detailed plans and specifications to be supplied by Lessee to Lessor, which plans shall in all instances first be subject to Lessor’s prior written approval (“Lessor’s Approval”), which Lessor’s Approval shall not be unreasonably withheld. In the event that Lessor grants approval for the construction of such Interior Improvements, Lessor shall also advise Lessee, if Lessor will allow such Interior Improvements to remain upon the Premises as of the Lease Termination Date. If Lessor shall determine that such Interior Improvements are to remain upon the Premises, as of the Lease Termination Date, Lessee shall be required to restore them to the same condition as existed upon the initial completion of the construction of such Interior Improvements and to the specifications initially approved by the Lessor. In the event that Lessor shall not confirm in writing to Lessee that such Interior Improvements shall remain upon the Premises, it shall be deemed to be a requirement that such Interior Improvements be removed from the Premises prior to the Lease Termination Date specified in Subparagraph D hereinbelow. Lessee shall provide Lessor with evidence that each contractor performing work on the Premises has adequate workmen’s compensation insurance, Commercial General Liability insurance, and Vehicular Liability insurance (written on an occurrence basis) in the amount of at least One Million Dollars ($1,000,000.00) per occurrence and at least Two Million Dollars ($2,000,000.00) aggregate as to the Premises for bodily injury, including death, personal injury and property damage, in the form of a certificate from an insurer, who shall be reasonably satisfactory to Lessor, to the effect that such insurance may not be canceled or substantially modified without at least thirty (30) days’ prior written notice, certified mail, return receipt requested, to Mark Hankin, personally, as authorized representative of Lessor. Said insurance policies shall be with an insurance company having a Best Rating of A and shall name Lessor, Montgomery County Industrial Development Authority, any mortgagee of record and other appropriate parties designated by Lessor as additional named insureds. Lessor’s Approval is intended solely for purposes of this Paragraph 24, for the purpose of providing Lessor with notice of all Alterations and Improvements, and the opportunity to reject any adverse effect on the Premises and Lessor’s obligations under this Lease. Lessor’s Approval shall not signify approval by Lessor of the design or functionality of any Alterations and Improvements and shall not confer any rights whatsoever on third parties.

      C. No Alterations and Improvements by Lessee at the Premises shall be done except after filing a waiver of mechanic’s lien in accordance with the provisions of Paragraphs 6 and 7 hereinabove. A time-stamped copy of each “mechanic’s lien” waiver shall be filed with Lessor prior to the commencement of any work or purchase of any material by Lessee or any subcontractor.

      D. As to Alterations and Improvements installed with prior Lessor’s Approval, Lessee may, or at Lessor’s demand, shall remove all Alterations and Improvements prior to the end of the term of this Lease and Lessee shall at its own cost and expense, return the Premises to its condition as of the

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

Lease Commencement Date of the Prior Lease. In the event, in violation of subparagraph B hereof, Lessee installs Alterations and Improvements upon the Premises without prior Lessor’s Approval, Lessee shall remove all Alterations and Improvements prior to the end of this Lease, at its own cost and expense, returning the Premises to its condition as of the Lease Commencement Date. In the event Lessee shall fail to remove the Alterations and Improvements and restore the Premises, as herein provided, Lessor shall have the right to go upon the Premises and do so, and Lessee agrees to pay the cost thereof plus Twenty One Percent (21%) of the cost thereof, as Additional Rent. Additionally, Lessor may decline to accept surrender of the Premises by Lessee so long as such Alterations and Improvements have not been removed and until removal of the same and restoration of the Premises, Lessee shall be deemed to have held over under the provisions of paragraph 2(C), supra. With respect to those Alterations and Improvements which, with Lessor’s consent, have remained upon the Premises at the end of the term of this Lease, Lessee agrees that title to the same shall vest in Lessor. Prior to commencing to install any Alterations or Improvements, Lessee shall deposit with Lessor an additional security deposit, to be held by Lessor in accordance with the provisions of paragraph 14, supra., in an amount reasonably established by Lessor to cover the cost of removal of said Alterations and Improvements upon termination of this Lease

      E. If as a result of any Interior Improvements which may be made to the Premises by the Lessee, either pursuant to this clause or without authorization from the Lessor, any person and/or property shall be injured and/or damaged, liability therefore shall be the sole responsibility of Lessee.

      F. In making any Alterations and Improvements, Lessee shall comply with any and all laws, statutes, ordinances, rules and regulations and requirements of the municipal and other duly constituted governmental authorities and insurance organizations.

      G. It is understood and agreed that no Alterations and Improvements to any portion of the Premises except the interior of the Building (“Exterior Alterations and Improvements”) may be performed by Lessee, except in full compliance with any conditions established by Lessor, in writing prior to the performance thereof. Lessee must first obtain Lessor’s Approval for any such Exterior Alterations and Improvements, which Lessor’s Approval may be withheld for any reason whatsoever, whereupon all of the remaining provisions of this Paragraph 24 relating to the duties and responsibilities of the Lessee shall apply to all such proposed Exterior Alterations and Improvements. All such Exterior Alterations and Improvements are to be made at Lessee’s sole cost and expense.

      25. Extensions - Renewals - CPI Escalator.

      A. Extensions. Lessee may terminate this Lease at the end of this term and any renewal term or extension term, by giving to Lessor written notice at least six (6) months prior thereto, and Lessor may terminate this Lease at the end of this term and any renewal or extension thereof by giving to Lessee written notice at least twelve (12) months prior thereto (each an “Expiration Notice”); but in default of a timely Expiration Notice given by either party in the manner provided herein, this Lease shall continue for one (1) year (“Extension Term”) commencing the day after the expiration of the current term, upon the terms and conditions in force immediately prior to the expiration of the then-current term, Extension Term, or Renewal Term (except for the Minimum Annual Rent, which shall be computed in subparagraph 25(C)), and so on from year to year, unless terminated by the giving of an Expiration Notice within the times and in the manner aforesaid. Provided, however: that if Lessor shall have given notice to Lessee, (an “Amendment Notice”) at any time prior to the expiration of any term hereby created of its intention to change any of the terms and conditions of this Lease and Lessee shall not within ten (10) days from such Amendment Notice notify Lessor, by Expiration Notice, of Lessee’s intention to vacate the Premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in the Amendment Notice for a further term of one year, as above provided, or for such longer further term as

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

may be stated in the Amendment Notice. In the event that Lessee or Lessor shall have given a valid and timely Expiration Notice, and Lessee shall fail or refuse to completely vacate the Premises and restore the same to the condition required in this Lease on or before the end of the term hereof (the “Expiration Date”), then it is expressly agreed that the Lessor shall have the option either:

(i) to disregard the Expiration Notice as having no force and effect, whereupon the Expiration Notice shall be null and void, ab initio, as if never given; or

(ii) treat Lessee as Holding Over, in accordance with paragraph 2(C) hereof.

     All powers granted to Lessor by this Lease shall be exercised and all obligations imposed upon Lessee by this Lease shall be performed by Lessee as well during any Holding Over, Extension Term, or Renewal Term as during the original term hereof.

     Notwithstanding anything set forth in subparagraph 25(A) to the contrary, if the term of this Lease is not previously terminated, the term of this Lease shall end absolutely, without further notice, at 11:59 p.m. on the day previous to the 29th anniversary of the Lease Commencement Date.

     B. Option to Renew.

     Provided Lessee has not ever been, nor is in default under the terms of this Lease beyond the applicable cure periods, as provided in Section 20.P. hereof, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of two (2) years (“Renewal Term”) to commence upon expiration of the original term hereof, by giving Lessor written notice of its execution to renew at least thirteen (13) months prior to the expiration of the original term hereof. Such renewal shall be on the same terms and conditions (except for this option to renew, which shall be eliminated and except for the Minimum Annual Rent which shall be calculated as is set forth in the following paragraph) as herein provided for the original term. In the event Lessee does not exercise its option to renew, then the term of this Lease shall continue in accordance with the provisions of subparagraph A hereof except for any increase in Minimum Annual Rent as is set forth in subparagraph C hereof and except further if Lessor has given Lessee an Expiration Notice as provided in subparagraph A hereof.

     C. Computation of Minimum Annual Rent in the Event of Extension or Renewal

     In the event of extension of this Lease in accordance with subparagraph A hereof (or exercise of Lessee’s option to renew in accordance with the terms of subparagraph B hereof) commencing with the installment of Minimum Annual Rent due on the first day of the Extension term (or Renewal Term as the case may be) the Minimum Annual Rent set forth in this Lease for the last Lease Year of the original term shall be increased by the greater of:

(i) Five Percent (5%) per annum, compounded, from the Lease Commencement Date to the date of termination of the term previous to the Extension Term or Renewal Term for which the computation is made; or

(ii) The extent that the Consumer Price Index for “All Urban Consumers” (the “CPI U”) for the United States of America published by the “Bureau of Labor Statistics of the United States Department of Labor” (1982-84 = 100) for the last reported month at the time of the expiration of the term of this Lease and the same month for each succeeding year (the “Adjustment Index”) is higher than the CPI U for the last reported month at the time of execution of this Lease (the “Base Index”).

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     The new Minimum Annual Rent effective on and after the first day of the Extension Term, or Renewal Term, for the balance of the Extension Term, or Renewal Term shall be (a) the Minimum Annual Rent as set forth in this Lease for the last Lease Year of the term plus the greater of (b) the percentage increase computed under subparagraph 25(C)(i) above multiplied by the Minimum Annual Rent as set forth in this Lease for the last Lease Year of the term hereof or (c) an amount which is equal to the product obtained by multiplying the said Minimum Annual Rent for the last Lease Year of the term by a fraction, the numerator of which is the difference between the Adjustment Index and the Base Index and the denominator of which is the Base Index.

     Said Minimum Annual Rent shall be payable in advance in equal monthly installments commencing on the first day of the Extension Term, or Renewal Term and on the first day of each month thereafter during said Extension Term, or Renewal Term.

     If at the time of any adjustment of the Minimum Annual Rent, the CPI U is no longer reported or its basic principal has been altered, an alternative method shall be used to increase the Minimum Annual Rent to equitably reflect any increase in the cost of living. Under no circumstances, however, shall any new Minimum Annual Rent be less than the Minimum Annual Rent set forth in this Lease for the last Lease year of the original term, increased by the sum of Five Percent (5%) per annum compounded from the Lease Commencement Date to the later of the date of termination of the original term of the Lease, the last previous Extension Term, or Renewal Term of the Lease.

     26. Place of Payment of Rent and Notices.

     A.     (i) All rent shall be payable without notice or demand; and

             (ii) All notices other than rent shall be given to Lessor by registered or certified mail, return receipt requested, or a nationally recognized overnight mail delivery service issuing return- receipts, at the following address or at such other address as Lessor may designate by written notice to Lessee:

For notices by United States Mail:

Mark Hankin P.O. Box 26767 Elkins Park, PA 19027

For notices by nationally-recognized overnight delivery service:

Mark Hankin c/o Hankin Management Company 5301 Tacony Street Building #1 Philadelphia, PA 19137

     In particular, all notices relating to terminations, extensions and renewals of this Lease as more fully set forth in Paragraph 25 and to repairs and replacements as more fully set forth in Paragraph 6(B) must be sent to Mark Hankin, personally, as authorized representative of Lessor, by certified mail, return-receipt requested, to the address stated hereinabove or by a nationally-recognized overnight mail service issuing return-receipts to the address stated hereinabove.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     These notice provisions are an essential requirement of this Lease and the Lessee agrees that no evidence of any other notice other than certified mail, return receipt requested addressed to Mark Hankin, personally, as authorized representative of Lessor or by a nationally recognized overnight mail service with a return receipt to the address stated hereinabove to Mark Hankin, personally, as authorized representative of Lessor may be introduced at the time of any trial herein, or arbitration. Any notice sent to any other person or any other manner shall be deemed null and void.

     B.  All notices shall be given to Lessee by registered or certified mail, return receipt requested, or a nationally recognized overnight mail delivery service, at the following address or such other address as Lessee may designate by written notice to Lessor:

American Bank Note Holographics, Inc.
1448 County Line Road
Huntingdon Valley, PA 19006

or by hand-delivery to the Premises.

     27.  Condition of Premises at Termination.  At the expiration of the term hereof, Lessee shall surrender the Premises to Lessor in good order and condition, all Alterations and Improvements designated by Lessor for removal pursuant to Paragraph 24(D) having been removed, all Systems in good operating condition, broom clean, free of trash, rubbish or debris (interior and exterior) and without consideration of, or allowance for, wear and tear, but damage by insured fire or other insured casualty alone excepted. Lessor may decline to accept surrender of the Premises if any of the above have not been completed to Lessor’s satisfaction, in which event, Paragraph 25(A), supra., shall apply. Provided Lessee is not in default hereunder and subject to the provisions of Paragraph 24 hereof, all furniture and trade fixtures installed at the expense of Lessee shall remain the property of Lessee. Provided Lessee is not in default hereunder and subject to the provisions of Paragraph 24 hereof, Lessee shall remove fixtures and/or equipment installed by Lessee in the herein Premises during the term of this Lease and any renewal or extension term. Lessee agrees to repair its cost and expense any damage done to the Premise by reason of the removal of such fixtures and/or equipment without any consideration of, or allowances for, wear and tear.

     28.  Vacation.   Lessee shall not vacate or desert the Premises during the term of this Lease or permit the same to be empty and unoccupied without the prior written consent of Lessor, which consent shall not be unreasonably withheld, and without Lessee complying with the requirements set forth in Exhibit “C” (“Vacation Requirements”). If Lessor does so consent, Lessee shall take adequate measures to secure and monitor the Demised Premises in addition to any other requirements or conditions reasonably imposed by Lessor.

     29.  Net Lease.  Except as otherwise specifically provided herein to the contrary, the parties intend this to be a “net-net-net” Lease pursuant to which the rent payable hereunder shall be absolutely net return to Lessor for the term of this Lease, undiminished by the taxes (real estate, business privilege, mercantile, etc.) or any of them or any part thereof or any other carrying charges, maintenance charges, Common Expenses, assessments, or any other charges of any kind or nature whatsoever except any mortgage now or hereafter placed upon the Premise and Lessor shall not be required to perform any services or furnish any utilities of any kind or nature whatsoever. Lessor may discontinue at any time any and all facilities furnished and services rendered by Lessor not expressly covenanted for herein or required to be furnished or rendered by law, it being understood that they constitute no part of the consideration of this Lease.

     30.  [Reserved]

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     31. Additional Security. Should the roof, structural, or mechanical portions of the Premises be subjected to damage by corrosion or similar damage, by virtue of Lessee’s use, abuse or misuse of the Premises, Lessee shall be responsible to reimburse Lessor for the full direct and indirect costs to effectuate such repairs, maintenance or replacements. In addition, Lessor shall have the right to require that Lessee shall post an additional security deposit with Lessor as Lessor shall demand to cover the estimated repair, maintenance or replacement cost thereof.

     32. Effect of Repairs on Rental. No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this Lease, except to the extent and in the manner herein provided.

     33. Conduct of Lessee. This Lease is granted upon the expressed condition that Lessee and/or the occupants of the Premises herein leased shall not conduct themselves in a manner which is contrary to any law, ordinance or regulation or to the provisions of this Lease, and if at any time during the term of this Lease or any extension or continuation thereof Lessee or any occupier of the said Premises shall have conducted itself in such manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee’s failure to observe all of the covenants and conditions of this Lease.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     34. Trash Disposal. Lessee shall provide a trash dumpster for the Premises. Lessee shall pay bills for said trash collection within ten (10) days of receipt of said bill from said trash hauler.

     35. Meters.

     A. Water Meter. If a water meter is not in place to measure the water consumption by the Lessee and would not be supplied by the Utility Supplier serving the Premises, Lessor agrees to install a water meter in the Premises herein described to measure the water consumption of the said Premises. Said meter may be a sub-meter from the meter installed by the Utility Supplier serving the said Premises, if there is more than one (1) tenant in the building.

     B. Electrical. In the event that electricity is supplied to the Premises and is not supplied directly by a public utility, then Lessor may elect to install a meter or a sub-meter in the Premises herein described to measure the electricity consumption of the said Premises.

     C. Gas. In the event that gas is supplied to the Premises and is not supplied directly by a Utility Supplier, then Lessor may elect to install a meter or sub-meter in the Premises herein described to measure the gas consumption of the said Premises.

     D. All charges and payments due to Lessor under Paragraphs 35(A), 35(B) and 35(C) herein shall be paid in accordance with the provisions of Paragraph 5 supra.

     36. Real Estate Brokers. The parties warrant to one another that neither party was introduced to the other through the intervention of a real estate broker other than Hart Corporation, whose commission shall be paid in full by Lessor. In the event commissions are claimed by any other real estate broker claiming to have introduced Lessee to Lessor or claiming to be the efficient, procuring cause of this Lease, all of said commission shall be paid by Lessee and Lessor shall not be responsible in any event whatsoever for the payment of commissions to real estate brokers regarding any Lease or sale of the Premises.

     37. Lessor’s Signs. Lessor shall have the right to display a “For Sale” sign at any time, and also, after notice from either party of intention to determine this Lease, or any time within three (3) months prior to the expiration of this Lease, a “For Rent” sign, or both “For Rent” and “For Sale” signs; and all said signs shall be placed upon such part of the Premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants, authorized by Lessor may inspect the Premises at reasonable hours at any time on reasonable advanced notice to Lessee so as to minimize the effect of same on Lessee’s use and enjoyment of the Premises.

     38. Miscellaneous.

     A. Where any provision of this Lease mandates or permits a claim or controversy hereunder to be submitted to arbitration, such claim or controversy shall (or may, where arbitration is not mandated) be submitted to final and binding Arbitration in the American Arbitration Association in Philadelphia PA, in accordance with the rules and regulations of the American Arbitration Association, as modified herein. Judgment upon the award rendered by the American Arbitration Association shall be entered in any court having jurisdiction thereof. The following standards shall supplement the regulations of the American Arbitration Association and shall control in the event of conflict.

(i) The aggrieved party shall request arbitration after the dispute arises and promptly serve notice of submission to the other party;

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

(a) The above notwithstanding, the Lessee shall be required to request such arbitration no later than thirty (30) days after the dispute arises and failure by Lessee to make such timely request shall be deemed to be a waiver of Lessee’s rights, hereunder and full award shall be granted to Lessor;

(ii) Within twenty (20) days of submission, each party shall submit a proposed award (“Proposed Award”) to the American Arbitration Association, each individual item of dispute may be submitted as a separate item of dispute for decision making purposes, even though they may be submitted under the same arbitration hearing;

(iii) The arbitrator shall have jurisdiction, only, to enter, as an award, the Proposed Award of one or the other party, together with all amounts payable under Paragraph 38(a)(iv), infra., and may not make any other award or finding;

(iv) All costs and expenses of the arbitration shall be paid by the non-prevailing party and shall be added to the award. Each party shall bear their own counsel fees, except that if the arbitration is brought by Lessor as a result of a default by Lessee and Lessor shall prevail in the arbitration, Lessee shall reimburse Lessor for all expenses, including reasonable attorney’s fees in the same manner as provided in Paragraph 20(I) hereof, which shall be added to the award.

(v) In the event that the non-prevailing party does not make the required payment(s) within ten (10) days of the arbitration, the prevailing party shall have the right to confess judgment as provided in Paragraph 20 hereof.

     B. Parties Bound. Subject to the provisions of this Lease regarding consent by Lessor, this Lease shall be binding upon and inure to the benefit of and be enforceable by their respective successors and assigns.

     C. Waiver of Custom. Lessor shall have the right at all times, any law, usage or custom notwithstanding, to enforce strictly the provisions of this Lease, and the failure of Lessor at any time or times, strictly to enforce any provision hereof, shall not be construed as having created a custom or waiver in any way contrary to the specific provisions of this Lease or as having in any way or manner modified this Lease.

     D. Number and Gender. For the purpose of this Lease, the singular shall include the plural and the plural shall include the singular and the masculine shall include the feminine and the neuter, and vice versa, as the context may require. The word “Lessor” as used herein shall mean the owner from time to time of fee or equitable title to the Premises and upon transfer of fee or equitable title, the person named herein as Lessor shall have no further liability or obligation hereunder.

     E. Captions. The captions contained herein are for the convenience of the parties only. They do not in any way modify, amplify, alter or give full notice of the provisions hereof.

     F. Amendments. This Lease may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge, or termination is sought.

     G. Partial Invalidity. If any clause or provision of this Lease or the application thereof to any person or in any circumstance shall by any extent be invalid or unenforceable, the remainder of this Lease, or the application of such clause or provision to persons or in circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each clause and provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     H. Governing Law. This Lease shall be governed by the laws of the Commonwealth of Pennsylvania.

     I. Entire Agreement. This Lease constitutes the entire agreement between the parties hereto and cannot be modified except in writing as an Addendum to this Lease, which Addendum must be executed by both the Lessor and Lessee. Except as set forth herein, there are no promises, representations or understandings between the parties of any kind or nature whatsoever.

     Neither party is to rely on the oral statements of any party nor, in particular, on any oral statement or writing of any AGENT OR APPARENT PURPORTED AGENT OF THE OTHER PARTY. NO EVIDENCE OF ORAL STATEMENT OR RELIANCE UPON ANY SUCH ORAL STATEMENT MAY BE INTRODUCED AT THE TIME OF TRIAL AND/OR HEARING. SECRETARIES, RECEPTIONISTS, PARALEGALS, RENTAL AGENTS, BROKERS, SECURITY GUARDS, DOORMEN, CONSTRUCTION PERSONNEL, ADMINISTRATIVE ASSISTANTS AND/OR BOOKKEEPERS HAVE NO AUTHORITY UNDER ANY CIRCUMSTANCES TO BIND ANY PARTY, EITHER ORALLY OR IN WRITING.

     IT IS SPECIFICALLY UNDERSTOOD THAT LESSOR’S COUNSEL DOES NOT HAVE THE AUTHORITY TO MODIFY, AMEND OR EXTEND THE LEASE.

     ALL NOTICES OF TERMINATION SHOULD BE SENT TO MARK HANKIN, PERSONALLY, AS THE AUTHORIZED REPRESENTATIVE OF LESSOR, BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED. IT IS ESSENTIAL THAT THIS CONDITION BE STRICTLY ADHERED TO BY LESSEE.

     The intention of the parties to modify the Agreement shall be evidenced solely by a written document signed by Mark Hankin, personally, as the authorized representative of Lessor, and the designated representative of Lessee and must contain the words “intending to be legally bound”.

     J. Rules and Regulations. At any time or times, and from time to time, Lessor may make such reasonable rules and regulations as may be necessary or desirable for the safety, care and cleanliness of the Premises and/or Huntingdon Valley Industrial Center and of real and personal properties contained therein and for the preservation of good order. Such rules and regulations shall, when communicated in writing to Lessee, form a part of this Lease.

     K. Time of the Essence. All time set forth in this Lease shall be deemed to be of the essence, and all notices or consents required herein shall be deemed to have been given as of the date placed in the United States Postal Service or a nationally recognized overnight mail delivery service as evidenced by the date shown on certified or registered mail receipt form, or in the case of notices for Lessee, Lessor may in the alternative, hand deliver the notice to the Premises.

     L. Lessee agrees that it will pay the rent and all other charges herein reserved as rent at the times and at the place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor’s rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.

     M. Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein Premises

     N. [Reserved]

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

prior to the expiration of this Lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any subletting or re-leasing of the Premises other than an agent approved by the Lessor and that should Lessee do so, or attempt to do so, the Lessor may remove any signs that may be placed on or about the Premises by such other agent without any liability to Lessee or to said agent, the Lessee assuming all responsibility for such action.

     O. Lessee agrees that any and all payments due hereunder shall be due and payable by Lessee without any deduction or setoff whatsoever, and Lessee hereby expressly waives any right to deduct or setoff any amounts from any such payments.

     P. All utility charges, whether billed as a common area expense or whether billed by separate utility meter, shall be considered as Additional Rents under this Lease.

     Q. Consents and Approvals. Except as may otherwise be provided in this Lease, any consent or approval required pursuant to this Lease shall not be unreasonably withheld, delayed or conditioned and shall be exercised in good faith and delivered in writing.

     39. Americans With Disabilities Act. Within ten (10) days after receipt, Lessor and Lessee shall advise the other party in writing and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 (“ADA”) relating to any portion of the Premises, the Building or the Lot; any claims made or threatened in writing regarding non-compliance with the ADA and relating to any portion of the Premises, the Building or the Lot; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA and relating to any portion of the Premises, the Building or the Lot.

     40. Hazardous Substances. As used herein, “Hazardous Substance” means any substance which is toxic, ignitable, reactive or corrosive and which is regulated by any local government, the State of Pennsylvania or the United States Government. Hazardous Substance includes any and all materials or substances which are defined as “hazardous wastes”, or “extremely hazardous wastes” or “hazardous substance” pursuant to state, federal or local governmental laws or regulations. “Hazardous Substance” includes, but is not restricted to asbestos, polychlorinated biphenyls (PCBs) and petroleum. Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated or disposed of on, about, or in the Premises by Lessee, Lessee’s agents, employees, contractors or invitees, without first obtaining Lessor’s written consent, which may be withheld, delayed, or conditioned at Lessor’s sole and absolute discretion. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises or if the Premises become contaminated in any manner for which Lessee is legally liable, Lessee shall indemnify, defend and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including without limitation, a decrease in value of the Premises or the Building or the Lot, damages, because of adverse impact on marketing of the Premises and any and all sums paid for settlement of claims, attorneys’, consultant and expert fees) arising during or after the term hereof and arising as a result of such contamination by Lessee. The indemnification includes, without limitation, any and all costs incurred, because of any investigation of the Lot or any clean-up, removal or restoration mandated by a federal, state or local agency or political subdivision. In addition, if Lessee causes or permits the presence of any Hazardous Substance on the Premises and this results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing before the presence of any such Hazardous Substance on the Premises,

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

provided, however, that Lessee shall first obtain Lessor’s approval for any such remedial action. Within ten (10) days after receipt, Lessor and Lessee shall advise the other party in writing and provide the other party with copies of (as applicable), any notices alleging violation of any law or regulation relating to any Hazardous Substance upon any portion of the Premises, the Building or the Lot; any claims made or threatened in writing regarding non-compliance with any law or regulation involving the presence of any Hazardous Substance or any portion of the Premises, the Building or the Lot; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with any law or regulation involving any Hazardous Substance upon any portion of the Premises, the Building or the Lot. If Lessor has reasonable cause to believe that the Premises is in violation of any of the provisions of this Article 40, Lessor shall, upon prior notice to Lessee, have the right, but no obligation, at any time that is reasonable under the circumstances: (i) to enter upon the Premises, take samples, review Lessee’s books and records for any notices related to environmental violations, interview Lessee’s employees and officers; (ii) either, cause environmental site assessments in accordance with ASTM Standard E-1527-97 (as amended, from time to time, (the “ESA’s”) to be performed, or require Lessee to cause the ESA’s to be performed and provided to Lessor within a reasonable time; and (iii) conduct such other activities as Lessor, in its sole and absolute discretion, deems appropriate, ((i),(ii) and (iii) being referred to herein as the “Audit”). Lessee shall cooperate fully in the conduct of the Audit. Lessor shall not unreasonably disturb the normal operation of the Premises in the course of the Audit. Lessee shall, upon demand, pay, as Additional Rent all costs and expenses of Lessor connected with the Audit if it discloses the need for any remedial work. Where materials generated by Lessee are disposed of off of the Premises, Lessee agrees that Lessor is not the owner of the materials, and indemnifies and holds Lessor harmless for any costs incurred in defending and paying for any action where it is alleged that Lessor is the owner of the materials.

      41. Bankruptcy or Insolvency.

      A. If a petition is filed by or an order for relief is entered against Lessee under Chapter 7 of the Bankruptcy Code and the trustee of Lessee elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of Paragraphs 41(B) and 41(D) of this Lease are satisfied. Lessee’s rights to be compensated for damages in the bankruptcy proceeding, however, shall survive.

      B. If Lessee files a petition for reorganization under Chapter 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against Lessee under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Lessee’s trustee or Lessee, as a debtor-in-possession, fails to assume this Lease within sixty (60) days of filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. The election to assume this Lease must be given by notice hereunder and, in Lessor’s business judgment, all of the following conditions, which Lessor and Lessee acknowledge to be commercially reasonably, must have been satisfied:

(a)	The trustee or the debtor-in-possession has cured or has provided to the Lessor adequate assurance, as defined in this Paragraph, that:

(i) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and

(ii) The trustee will cure all non-monetary defaults under this Lease within thirty (30) days from date of assumption.

(b)	The trustee or the debtor-in-possession has compensated Lessor, or has provided to Lessor adequate assurance as defined in this Paragraph, that within ten (10) days from the date of the assumption, Lessor will be compensated for any pecuniary loss it incurred arising from the default of the

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

Lessee, the trustee or the debtor-in-possession as recited in Lessor’s written statement of pecuniary loss sent to the trustee or the debtor-in-possession by notice hereunder.

	(c)	The trustee or the debtor-in-possession has provided Lessor with adequate assurance of the future performance of each of Lessee’s obligation under the Lease; provided, however, that:

(i) The trustee or debtor-in-possession will also deposit with Lessor as security for the timely payment of rent, an amount equal to three months Minimum Annual Rent and Additional Rent accruing under this Lease on a fully gross basis;

(ii) The obligations imposed upon the trustee or the debtor-in-possession will continue for Lessee after the completion of bankruptcy proceedings.

	(d)	Lessor has determined that the assumption of the Lease will not breach any provision in any other lease, mortgage, refinancing agreement or other agreement by which Lessor is bound relating to the Premises.

	(e)	For purposes of this Paragraph, “adequate assurance” means that:

(i) Lessor will determine that the trustee or the debtor-in-possession has, will continue to have, sufficient unencumbered assets after payment of all secured obligations and administrative expenses to assure Lessor that the trustee or debtor-in-possession will have sufficient funds to fulfill Lessee’s obligations under this Lease.

(ii) An order will have been entered segregating sufficient cash payable to Lessor and/or a valid and perfected first lien in security interest will have been granted in property of Lessee, trustee or debtor-in-possession that is acceptable for value in kind to Lessor to secure to Lessor the obligation of the trustee or debtor-in-posession to cure the monetary or non-monetary defaults under this Lease within the time periods set forth above.

C.	In the event that this Lease is assumed by a trustee appointed to Lessee or by Lessee, as debtor-in-possession, under the provisions of Paragraph 41(B) of this Lease, and, thereafter, Lessee is either adjudicated bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Lessor may terminate, at its option, this Lease and all of Lessee’s rights under it by giving notice of Lessor’s election to terminate.

D.	If the trustee or the debtor-in-possession has assumed the Lease, under the terms of subparagraphs (A) or (B) hereof, to assign or to elect to assign Lessee’s interest under this Lease of the estate created by that interest or any other person, that interest or estate may be assigned only if Lessor acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this subparagraph (D), of future performance of all of the terms, covenants and conditions of this Lease to be performed by the Lessee.

For the purpose of this subparagraph (D), “adequate assurance of future performance” means that the Lessor has ascertained that each of the following conditions have been satisfied:

	(a)	The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Lessor to be sufficient to assure the future performance by the assignee of Lessee’s obligations under this Lease;

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

(b) If requested by Lessor, the assignee will obtain guaranties in form and substance satisfactory to Lessor from one or more persons who satisfy Lessor’s standards of creditworthiness;

(c) Lessor has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Lessor is bound to enable Lessor to permit the assignment.

     E. When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the minimum monthly rent and all Additional Rent accruing hereunder on a fully gross basis.

     F. Neither Lessee’s interest in the Lease or any estate of Lessee created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity or otherwise by operation of law under the laws of any state having jurisdiction over the person or property of Lessee (“State Law”) unless Lessor consents in writing to this transfer. Lessor’s acceptance of rent or any other payments from any trustee, assignee, receiver, person or entity will not be deemed to have been waived, or waive, the need to obtain Lessor’s consent or Lessor’s right to terminate this Lease for any transfer of Lessee’s interest under this Lease without this consent.

     G. Lessor may terminate, at its option, by giving Lessee written notice of this election, this Lease and all of Lessee’s rights under this Lease if any of the following events occur:

(a) Lessee’s estate created by this Lease is taken in execution or by other process of law;

(b) Lessee or any guarantor of Lessee’s obligations under this Lease (“Guarantor”) is adjudicated insolvent pursuant to the provisions of any present or future insolvency law under the laws of any state having jurisdiction;

(c) Any proceedings or filings by or against that Guarantor under the Bankruptcy Code or any similar provisions of any future federal bankruptcy laws;

(d) A receiver or trustee of the property of Lessee or the Guarantor is appointed under State Law by reason of Lessee’s or Guarantor’s insolvency or inability to pay its debts as they become due or otherwise; or

(e) Any assignment for the benefit of creditors is made of Lessee’s or Guarantor’s property under State Law.

     42. EFFECTIVENESS: THE FURNISHING OF THE FORM OF THIS LEASE, SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASED SPACE; THIS LEASE SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HERETO.

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

     IN WITNESS WHEREOF, AND INTENDING TO BE LEGALLY BOUND, we have hereunto set our hands and seal the date first above written.

	By:	-s- Mark Hankin	Date:	10/18/02
WITNESS		Mark Hankin

HANMAR ASSOCIATES, MLP, A PENNSYLVANIA LIMITED PARTNERSHIP, BY INDUSTRIAL REAL ESTATE MANAGEMENT, ITS GENERAL PARTNER- LESSOR

	By:	-s- Mark Hankin	Date:	10/18/02

	Its:	Pres

AMERICAN BANK NOTE HOLOGRAPHICS, INC. LESSEE

-s- ILLEGIBLE	By:	-s- Kenneth Traub	Date:	10/16/02
WITNESS		President
Kenneth Traub
Print Name

Corporate Seal:	Attest:	-s- Alan Goldstein	Date:	10/16/02
Secretary
-s- Alan Goldstein
Print Name

HANKIN MANAGEMENT COMPANY
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
October 9, 2002/kat

EXHIBIT “A”
AMERICAN BANK NOTE HOLOGRAPHICS, INC.
1448 COUNTY LINE ROAD
HUNTINGDON VALLEY, PA

     Lessor and Lessee mutually agree that the Demised Premises are accepted in its existing "as-is, where-is" condition, except that the Lessor shall:

1.	Re-paint the exterior block wall of the building;

2.	Repair or replace at Lessor's option, the exterior fire door on the north side of the building;

3.	Service the other three (3) metal fire doors in the exterior masonry walls of the building;

4.	Repair any existing damage to or replace at Lessor's option, the mansard roof on the southeast corner of the building; and

5.	Clean the ceramic tile walls and floors and the plumbing fixtures in the existing bathrooms.

NOTE: The above improvements will not be completed as of the Lease Commencement Date.

[floorplan]

Exhibit “B”

Exhibit “C”

VACATION REQUIREMENTS

Work to be performed by Lessee in the event that Lessee vacates the Demised Premises during the term of the Lease:

1.	Lessee shall notify Lessor in writing, certified mail, return receipt requested, of its intention to vacate the Premises in advance of such vacation;

2.	Such vacation shall not occur until ten (10) days after receipt of such notification;

3.	Lessee shall ensure that the heating system is activated and that the thermostats are set at no less than 55 Degrees and continually inspect the facility to ensure the maintenance of such temperature;

4.	Lessee shall provide a temperature monitor, which is to be monitored by a central call station to ensure that the building maintains a minimum 55 Degree temperature. A central call monitoring company shall be required to contact such employees as designated by Lessee and Mark Hankin at 215-537-8400, ext. 134 (office) or 215-651-0855 (cellular);

5.	Lessee shall ensure that the gas and electric bills are paid and the heat and electric remain activated at all times;

6.	Lessee shall drain and winterize the domestic water lines and winterize the sinks and toilets by installing antifreeze in the toilet bowls, tank and the drain lines of the sinks;

7.	Lessee shall continually inspect to ensure that the exterior lights are operating;

8.	Lessee shall insure that the sprinkler system is monitored for temperature and activation;

9.	Lessee shall install a centrally monitored burglar system which shall be continually monitored in the same fashion as the temperature monitors to ensure against break-ins and vandalism;

10.	Lessee shall continually inspect the interior and exterior of the building to ensure against vandalism damage, broken water lines, etc.

11.	Lessee shall comply with any requirements of any current or future insurance carrier regarding the maintenance and monitoring of the Premises.